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EQUITY FUNDS

TOTAL RETURN

GROWTH & INCOME

BLUE CHIP

UTILITIES INCOME

MID-CAP OPPORTUNITY

SPECIAL SITUATIONS

FOCUSED EQUITY

GLOBAL

ANNUAL REPORT
September 30, 2000



Equity Market Overview
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present this Equity Market Overview of the annual reports for the First Investors equity funds for the fiscal year ended September 30, 2000.

The performances of all of the equity funds were largely driven by the overall economy. In its tenth year of the current expansion, the U.S. economy remained remarkably robust. Often referred to as the "New Economy," it has been notable for strong growth with low inflation. As measured by the gross domestic product, economic growth was a strong 5.3% during the past twelve months. In fact, fourth quarter 1999's annualized growth rate of 8.3% was the highest rate since 1984. With the economy running at full tilt, the unemployment rate fell to a 30-year low of 3.9% in September -- a level that many economists would term "full employment." Despite the extremely tight labor market, wage gains remained relatively moderate.

Even with the rapid growth and low unemployment, inflation remained mild. The consumer price index (CPI), a key gauge of inflation, rose 3.5% during the past twelve months. The primary factor driving the rate upward was the increase in oil prices, which hit their highest level in ten years in September. When the volatile food and energy components are excluded, the CPI rose only 2.6%, just .59% faster than one year ago. The keys to this ongoing benign inflation performance have been the increase in global competition and the enhanced productivity of U.S. companies, due in large part to technology investment. As the reporting period came to a close, the economy began to show signs of slowing to a more moderate growth rate.

In response to the prevailing economic conditions, the Federal Reserve Board ("Fed") continued to raise interest rates. Concerned that the pace of economic growth and the tight labor market would create inflation, the Fed raised the benchmark federal funds rate four times over the past year, for a total of 125 basis points (1.25%). At their meeting on October 3rd, the Fed indicated satisfaction with the moderating economy, but remained concerned about the tight labor market and watchful of the inflationary impact of higher oil prices.

The past twelve months have been as challenging a period as the stock market has faced in several years. Given the extraordinary returns of the late 1990s, some investors may be taken aback by the volatility and returns of the past year. Keep in mind however, that from 1926 through 1999, the Standard & Poor's 500 Composite Index (S&P 500) averaged an



Equity Market Overview (continued)
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

annual return of 11.3%. Therefore, the S&P 500's return of more than 13% for the past twelve months, while lower than recent times, is still in excess of historical norms. Among the capitalization sectors, mid-cap stocks had the best performance, with a return of more than 43% as measured by the S&P 400. Small-cap stocks also posted solid gains, over 23% as measured by the Russell 2000. Mutual fund returns varied, depending on capitalization focus and management style, such as growth or value.

The stock market began the reporting period on a tear, posting a solid 14.6% gain in the fourth quarter of 1999 as measured by the S&P 500. Driven by the ongoing Internet phenomenon, the equity rally was led by stocks in the technology, communications and media sectors. The Nasdaq Composite Index was up an astonishing 48% for the quarter. The first quarter of 2000 saw an increase in volatility. Investors continued to chase after technology stocks, and the Nasdaq again enjoyed strong returns, posting a 12.4% gain for the quarter. The broader stock market peaked on March 24th, as the S&P 500 reached 1527.

It's been a high speed roller coaster ride since then, marked by unprecedented volatility. Macro-economic concerns, such as inflation and rising interest rates, weighed heavily on the market. The turmoil was largely sparked by the downfall of many once high-flying technology stocks. Amid the re-evaluation, investors gravitated toward safety, moving into pharmaceutical, utilities, consumer and food stocks. The market gyrated though July, then seemed to shake off its troubles as the S&P 500 climbed back to a near-peak of 1521 on September 1st. Again, a number of macro-economic factors, such as the rising price of oil and inflationary pressure, conspired to pull the market down once more.

Going forward, our long-term outlook for the equity market remains cautiously optimistic. As noted earlier, the fundamentals of the American economy remain very solid. However, we expect volatility to continue as a way of life in the stock market. As was clearly demonstrated in the past twelve months, the stock market is inherently volatile, and significant short-term corrections are part of its nature. With the continued health of the domestic economy, subdued inflation and a beneficial Fed policy, we may see movement toward stabilization in the equity markets in the months ahead.



Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

October 31, 2000

* There are a variety of risks associated with investing in all stock mutual funds including market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock mutual funds, such as small-cap funds and global and international funds. You should consult your prospectus for a precise explanation of the risks associated with your fund.



Portfolio Managers' Letter
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 18.7% for Class A shares and 17.8% for Class B shares, compared to a return of 11.3% for the Lipper Balanced Portfolio Fund group. During the period, the Fund declared dividends from net investment income of 27.0 cents per share on Class A shares and 17.3 cents per share on Class B shares. The Fund also declared a capital gains distribution of 40.2 cents per share on Class A and Class B shares.

During the reporting period, both the stock and bond markets generally provided solid returns. The performance of the U.S. stock market, as measured by the S&P 500, returned over 13% during the period. The U.S. bond market rebounded from its difficulties in 1999, and posted a healthy 6.99% return, as measured by the Lehman Aggregate Bond Market Index.

With varied performance among asset classes, asset allocation was the key factor that determined the Fund's performance. At the beginning of the reporting period, the Fund maintained an asset allocation of 65% stocks, 33% bonds and 2% cash. The slight overweight in equities aided performance, as stocks rallied sharply in the fourth quarter of 1999. On January 13, 2000, the Fund took a more defensive position, reallocating assets to 62% stocks, 28% bonds and 10% cash. On August 10th, in response to the continued favorable Treasury market, the Fund decreased its cash position and redeployed those assets into Treasury securities, making the Fund's allocation 62% stocks, 33% bonds and 5% cash. The Fund maintained this allocation through the end of the reporting period.

Throughout the review period, the Fund's stock holdings were concentrated primarily in large capitalization stocks. Bond holdings began the period divided primarily among investment grade and high yield corporate debt and mortgage-backed bonds. The Fund's slight overweight equity position and superior stock selection significantly contributed to performance. The Fund's lack of significant Treasury holdings early in the reporting period hurt performance, as the Fund missed out on a powerful Treasury rally. High yield bond holdings also were a drag on performance as they generally underperformed.



Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
and Co-Portfolio Manager

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Co-Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First
Investors Total Return Fund (Class A shares), Lehman Brothers
Government/Corporate Bond Index and the Standard & Poor's 500 Index.

                                   As of September 30, 2000

                 TOTAL          LEHMAN
                RETURN         GOV/CORP        S&P 500
                 FUND           INDEX           INDEX
JAN 91         $ 9,375         $10,000         $10,000
DEC 91          11,398          11,613          13,047
DEC 92          11,283          12,492          14,041
DEC 93          12,093          13,874          15,453
DEC 94          11,666          13,387          15,657
DEC 95          14,795          15,962          21,541
DEC 96          16,366          16,425          26,487
DEC 97          19,324          18,028          35,324
SEP 98          20,245          19,710          37,454
SEP 99          22,573          19,391          47,867
SEP 00          26,787          20,698          54,226

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                18.67%          11.22%
  Five Years              13.69%          12.22%
  Ten Years               11.55%          10.83%
Class B Shares
  One Year                17.79%          13.79%
  Five Years              12.89%          12.64%
  Since Inception
  (1/12/95)               14.80%          14.71%

The graph compares a $10,000 investment in the First Investors
Total Return Fund (Class A shares) beginning 1/1/91 with theoretical investments in the Lehman Brothers Government/Corporate Bond Index and the Standard & Poor's 500 Index. The Lehman Brothers Government/Corporate Bond Index combines the Lehman Brothers Government Bond Index with the Lehman Brothers Corporate Bond Index. The Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The Corporate Bond Index includes all publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 10.97%, 11.95% and 10.40%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 13.54%, 12.37% and 14.43%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Government/Corporate Bond Index figures from Lehman Brothers, Inc., Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--59.7%
            Basic Materials--1.9%
 14,400     Air Products & Chemicals, Inc.                                  $    518,400    $     38
 25,000     Dow Chemical Company                                                 623,438          46
 72,900     Lyondell Chemical Company                                            861,130          63
 14,600     Praxair, Inc.                                                        545,675          40
----------------------------------------------------------------------------------------------------
                                                                               2,548,643         187
----------------------------------------------------------------------------------------------------
            Capital Goods--8.2%
  4,000   * Celestica, Inc.                                                      277,000          20
  2,200     Corning, Inc.                                                        653,400          48
 10,900     Danaher Corporation                                                  542,275          40
  6,700     GATX Corporation                                                     280,563          21
 14,600     General Dynamics Corporation                                         917,063          67
 45,900     General Electric Company                                           2,647,855         194
 19,300     Illinois Tool Works, Inc.                                          1,078,387          79
 21,900     Millipore Corporation                                              1,060,780          78
 18,200     Minnesota Mining & Manufacturing Company                           1,658,475         122
 10,200     Tyco International, Ltd.                                             529,125          39
 22,000     United Technologies Corporation                                    1,523,500         112
----------------------------------------------------------------------------------------------------
                                                                              11,168,423         820
----------------------------------------------------------------------------------------------------
            Communication Services--1.7%
 12,400   * McLeodUSA, Inc. - Class "A"                                          177,475          13
 14,600   * NEXTLINK Communications, Inc. - Class "A"                            513,738          38
  8,800     SBC Communications, Inc.                                             440,000          32
  3,700   * United States Cellular Corporation                                   259,000          19
 30,000   * WorldCom, Inc.                                                       911,250          67
----------------------------------------------------------------------------------------------------
                                                                               2,301,463         169
----------------------------------------------------------------------------------------------------
            Consumer Cyclicals--2.8%
 12,700   * BJ's Wholesale Club, Inc.                                            433,388          32
  7,300   * Costco Wholesale Corporation                                         255,044          19
 13,500   * Dollar Tree Stores, Inc.                                             547,594          40
 24,600     Family Dollar Stores, Inc.                                           473,550          35
  7,300   * FreeMarkets, Inc.                                                    417,013          30
 11,000     New York Times Company, Inc. - Class "A"                             432,438          32
 24,800     Wal-Mart Stores, Inc.                                              1,193,500          87
----------------------------------------------------------------------------------------------------
                                                                               3,752,527         275
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Consumer Staples--5.0%
 46,800   * AT&T Corporation - Liberty Media
              Group - Class "A"                                             $    842,400    $     62
  7,300     Avon Products, Inc.                                                  298,388          22
  6,100   * Clear Channel Communications, Inc.                                   344,650          25
 22,000     Clorox Company                                                       870,375          64
 23,400   * Comcast Corporation - Special Class "A"                              957,937          70
 19,600     Estee Lauder Companies, Inc. - Class "A"                             717,850          53
 15,000     Kimberly-Clark Corporation                                           837,187          62
  7,000     Procter & Gamble Company                                             469,000          34
 14,600     SUPERVALU, Inc.                                                      219,913          16
  7,300   * Viacom, Inc. - Class "B"                                             427,050          31
 19,600     Walt Disney Company                                                  749,700          55
  3,900   * Williams-Sonoma, Inc.                                                135,525          10
----------------------------------------------------------------------------------------------------
                                                                               6,869,975         504
----------------------------------------------------------------------------------------------------
            Energy--4.5%
  7,000     Chevron Corporation                                                  596,750          44
  7,200     Devon Energy Corporation                                             433,080          32
 14,400     EOG Resources, Inc.                                                  559,800          41
 25,937     Exxon Mobil Corporation                                            2,311,635         170
 21,900   * Nabors Industries, Inc.                                            1,147,560          84
 18,400     Royal Dutch Petroleum Company - NY Shares (ADR)                    1,102,850          81
----------------------------------------------------------------------------------------------------
                                                                               6,151,675         452
----------------------------------------------------------------------------------------------------
            Financial--9.3%
 25,600     ACE, Ltd.                                                          1,004,800          74
 54,800     Allstate Corporation                                               1,904,300         140
 18,000     American International Group, Inc.                                 1,722,375         126
 22,000     Aon Corporation                                                      863,500          63
     40   * Berkshire Hathaway, Inc. - Class "B"                                  82,800           6
 28,600     Capital One Financial Corporation                                  2,003,787         147
 12,600     Charles Schwab Corporation                                           447,300          33
 14,600     Chubb Corporation                                                  1,155,225          85
 32,400     Citigroup, Inc.                                                    1,751,625         129
 21,900     First Union Corporation                                              704,906          52
  2,800     Goldman Sachs Group, Inc.                                            319,025          23
 16,800     MBNA Corporation                                                     646,800          47
----------------------------------------------------------------------------------------------------
                                                                              12,606,443         925
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Health Care--7.7%
 26,600     Abbott Laboratories                                           $    1,265,163    $     93
 21,300     Baxter International, Inc.                                         1,700,005         125
 17,000     Cardinal Health, Inc.                                              1,499,187         110
 29,200   * Foundation Health Systems, Inc. - Class "A"                          485,450          36
 99,800   * HEALTHSOUTH Corporation                                              810,875          59
 11,900     Johnson & Johnson                                                  1,117,856          82
 22,600     Medtronic, Inc.                                                    1,170,963          86
 18,800   * Niku Corporation                                                     458,250          33
  1,500     PE Corporation - PE Biosystems Group                                 174,750          13
 10,000     Pfizer, Inc.                                                         449,375          33
 27,800     Schering-Plough Corporation                                        1,292,700          95
----------------------------------------------------------------------------------------------------
                                                                              10,424,574         765
----------------------------------------------------------------------------------------------------
            Technology--17.2%
 17,200   * Applied Materials, Inc.                                            1,020,175          75
 21,000     Automatic Data Processing, Inc.                                    1,404,375         103
 11,100     AVX Corporation                                                      289,294          21
 19,700   * Cadence Design Systems, Inc.                                         506,044          37
 13,200   * CIENA Corporation                                                  1,621,125         119
 26,500   * Cisco Systems, Inc.                                                1,464,125         107
 22,000   * CNET Networks, Inc.                                                  535,907          39
 21,100   * EMC Corporation                                                    2,091,537         154
 29,200   * Entrust Technologies, Inc.                                           806,650          59
  8,200   * Exodus Communications, Inc.                                          404,875          30
 29,200   * Gartner Group, Inc. - Class "A"                                      339,450          25
 14,600   * InfoSpace, Inc.                                                      441,650          32
 14,600   * Internap Network Services Corporation                                471,763          35
  8,700   * International Rectifier Corporation                                  439,894          32
 36,600   * Jabil Circuit, Inc.                                                2,077,050         152
  7,900   * KEMET Corporation                                                    218,238          16
  9,400   * KLA-Tencor Corporation                                               387,163          28
  4,200     Linear Technology Corporation                                        271,950          20
  3,000   * Maxim Integrated Products, Inc.                                      241,313          18
 11,700   * Microsoft Corporation                                                704,925          52
 51,000     Motorola, Inc.                                                     1,440,750         106
 31,000     Nokia Corporation (ADR) - Class "A"                                1,234,187          91
  9,000     Nortel Networks Corporation                                          536,063          39
 12,000   * Oracle Corporation                                                   945,000          69
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Technology (continued)
  7,300   * PeopleSoft, Inc.                                                $    203,944    $     15
  4,400   * PMC-Sierra, Inc.                                                     947,100          70
 29,200   * RealNetworks, Inc.                                                 1,160,700          85
  2,800   * RF Micro Devices, Inc.                                                87,850           6
 14,600     Texas Instruments, Inc.                                              688,937          51
 14,000   * WebTrends Corporation                                                523,250          38
----------------------------------------------------------------------------------------------------
                                                                              23,505,284       1,724
----------------------------------------------------------------------------------------------------
            Utilities--1.4%
  2,200   * Calpine Corporation                                                  229,625          17
 19,800     Enron Corporation                                                  1,734,975         127
----------------------------------------------------------------------------------------------------
                                                                               1,964,600         144
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $61,128,964)                               81,293,607       5,965
----------------------------------------------------------------------------------------------------
            CORPORATE BONDS--16.0%
            Automotive--1.8%
 $1,000 M   DaimlerChrysler NA Holdings Corp., 7.75%, 2005                     1,024,085          75
    500 M   Lear Corp., 7.96%, 2005                                              476,707          35
  1,000 M   Navistar International Corp., 8%, 2008                               930,000          68
----------------------------------------------------------------------------------------------------
                                                                               2,430,792         178
----------------------------------------------------------------------------------------------------
            Chemicals--.5%
    650 M   Huntsman Polymers Corp., 11.75%, 2004                                659,750          48
----------------------------------------------------------------------------------------------------
            Containers/Packaging--.4%
    500 M   Printpack, Inc., 9.875%, 2004                                        495,000          36
----------------------------------------------------------------------------------------------------
            Electric Utilities--.4%
    500 M   PP&L Capital Funding, Inc., 8.375%, 2007                             504,160          37
----------------------------------------------------------------------------------------------------
            Energy Exploration/Products--.4%
    600 M   Veritas DGC, Inc., 9.75%, 2003                                       610,500          45
----------------------------------------------------------------------------------------------------
            Entertainment/Leisure--1.9%
  1,000 M   Carmike Cinemas, Inc., 9.375%, 2009 +                                290,000          21
    500 M   MGM Grand, Inc., 9.75%, 2007                                         520,000          38
    750 M   Park Place Entertainment Corp., 9.375%, 2007                         765,000          56
  1,000 M   Walt Disney Co., 7.30%, 2005                                       1,016,160          75
----------------------------------------------------------------------------------------------------
                                                                               2,591,160         190
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Financial Services--1.1%
 $1,000 M   Bank of America Corp., 7.80%, 2010                            $    1,030,922    $     76
    500 M   BB&T Corp., 6.375%, 2005                                             479,964          35
----------------------------------------------------------------------------------------------------
                                                                               1,510,886         111
----------------------------------------------------------------------------------------------------
            Food/Beverage/Tobacco--.4%
    600 M   Universal Corp., 9.25%, 2001                                         603,739          44
----------------------------------------------------------------------------------------------------
            Gas Transmission--.7%
  1,000 M   Enron Corp., 7.125%, 2007                                            996,135          73
----------------------------------------------------------------------------------------------------
            Healthcare--.7%
  1,000 M   Tenet Healthcare Corp., 8.625%, 2007                                 995,000          73
----------------------------------------------------------------------------------------------------
            Information Technology/Office Equipment--.5%
  1,000 M   Rhythms NetConnections, Inc., 12.75%, 2009                           655,000          48
----------------------------------------------------------------------------------------------------
            Investment/Finance Companies--1.1%
  1,500 M   Telesis Autumn Leaves, Ltd., Variable Rate
              Demand Note, 6.67%, 2004++                                       1,500,000         110
----------------------------------------------------------------------------------------------------
            Media (Cable TV/Broadcasting)--1.0%
    750 M   Adelphia Communications Corp., 7.875%, 2009                          630,938          46
    700 M   Rogers Communications, Inc., 8.875%, 2007                            704,375          52
----------------------------------------------------------------------------------------------------
                                                                               1,335,313          98
----------------------------------------------------------------------------------------------------
            Miscellaneous--.7%
  1,000 M   Allied Waste, Inc. N.A., 7.625%, 2006                                895,000          66
----------------------------------------------------------------------------------------------------
            Retail - General Merchandise--1.1%
  1,000 M   Federated Department Stores, Inc., 7.45%, 2017                       877,972          64
    600 M   Target Corp., 7.50%, 2010                                            601,180          44
----------------------------------------------------------------------------------------------------
                                                                               1,479,152         108
----------------------------------------------------------------------------------------------------
            Telecommunications--2.2%
  1,000 M   Global Crossing Holding, Ltd., 9.125%, 2006                          992,500          73
    700 M   McLeodUSA, Inc. , 8.125%, 2009                                       607,250          45
    375 M   TCI Communications, Inc., 8.75%, 2015                                400,605          29
  1,000 M   WorldCom, Inc., 8%, 2006                                           1,036,412          76
----------------------------------------------------------------------------------------------------
                                                                               3,036,767         223
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Transportation--1.1%
   $500 M   Eletson Holdings, Inc., 9.25%, 2003                             $    480,000    $     35
  1,000 M   Norfolk Southern Corp., 7.35%, 2007                                  987,262          72
----------------------------------------------------------------------------------------------------
                                                                               1,467,262         107
----------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $22,762,688)                             21,765,616       1,595
----------------------------------------------------------------------------------------------------
            MORTGAGE-BACKED CERTIFICATES--13.1%
            Federal National Mortgage Association I Program--5.4%
  7,278 M   8%, 4/1/2030                                                       7,380,336         541
----------------------------------------------------------------------------------------------------
            Government National Mortgage Association I Program--5.4%
  4,902 M   7%, 2/15/2028                                                      4,834,549         355
  2,442 M   7.50%, 12/1/2029                                                   2,451,897         180
----------------------------------------------------------------------------------------------------
                                                                               7,286,446         535
----------------------------------------------------------------------------------------------------
            Government National Mortgage Association II Program--2.3%
  3,518 M     5.50%, 12/20/2028-2/20/2029                                      3,187,446         234
----------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $18,124,375)                17,854,228       1,310
----------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--5.3%
  7,000 M   U.S. Treasury Notes, 6.50%, 2010 (cost $7,274,531)                 7,290,941         535
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.1%
  7,000 M   Dow Chemical Co., 6.55%, 10/4/00 (cost $6,994,903)                 6,994,903         513
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $116,285,461)                     99.2%     135,199,295       9,918
Other Assets, Less Liabilities                                      0.8        1,114,246          82
----------------------------------------------------------------------------------------------------
Net Assets                                                        100.0%    $136,313,541     $10,000
====================================================================================================

 * Non-income producing

 + In default as to principal and/or interest.

++ The interest rate on the variable demand note is determined and reset weekly by the issuer. The interest rate shown is the rate in effect at September 30, 2000.


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS GROWTH & INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 21.3% for Class A shares and 20.5% for Class B shares, compared to a return of 21.6% for the Lipper Multi-Cap Core Fund group. During the period, the Fund declared dividends from net investment income of .9 cents per share on Class A shares. The Fund also declared a capital gains distribution of $1.549 per share on Class A and Class B shares.

As emphasized in the past, equity investing is a volatile endeavor and even companies with a long track record of solid dividend payments and profits can become victims to the vagaries of the market. The overall stock market during the period was volatile due to concerns about inflation, higher interest rates, restrictive monetary policy, weakening demand in foreign markets, and the possible slowdown in technology spending.

However, while the stock market was focusing on the possible downside, the growth in the economy remained strong. Consumer confidence was high, with real wages improving and little inflation evident in the economic statistics. With the run-up in stock prices at the end of calendar 1999 and into the first quarter of 2000, the equity markets' valuations, as measured by their price-to-earnings ratios, were priced for perfection. As the year wound on, we began to see evidence of an economic slowdown and the effect that it had on stock prices. Most of the decline in prices appears to be related to a valuation correction rather than a shift in the underlying fundamentals of corporate earnings or in the strength of the American economy.

There were a number of stocks that contributed positively to the Growth & Income Fund's performance. Early in the year, our position in Advanced Fiber Communications, a manufacturer of telecommunications equipment that had performed well, was liquidated at a solid profit. In the outsourcing area, Celestica, an electronic manufacturing services firm, posted solid performance, as companies continued to find ways to outsource costs and overhead. United Technologies and General Dynamics, two diversified manufacturers serving the aerospace industry, benefited from an increase in demand for commercial jets. As investors became defensive later in the year, the stocks in major pharmaceutical companies like Schering Plough performed well. For the first time in ten years, investors saw the rates in the insurance industry firming, which propelled the stocks in companies like Allstate, Ace Limited and Chubb to above-market returns.



Portfolio Manager's Letter (continued)
FIRST INVESTORS GROWTH & INCOME FUND

The Fund held several stocks that had a negative effect on performance. Two stocks that suffered from the announcement of accounting irregularities were Navigant Consulting and the Finova Group. Upon the announcement of the accounting irregularities, both stocks were sold. However, with the instantaneous flow of information that exists today, they could only be sold at a loss. Management of Covad Communications, a provider of high speed digital communication lines, lowered earning guidance and its stock suffered a substantial erosion in share price. Lucent Technologies, a former telecommunications bellwether, suffered from an untimely product introduction in the optical-electronic market. The stock of the Dow Chemical Company suffered as investor concerns were focused on the impact of rising oil prices and raw material costs in the petrochemical sector. Finally, Microsoft continued to suffer from the ongoing anti-trust issues and from increasing competition from companies like Oracle and Sun Microsystems.

Going forward, the equity markets will probably remain very volatile. With a general slowdown in the economy, expected returns in the stock market should drop to more long-term average levels. If this scenario becomes the case, stocks that have a solid dividend record will be attractive investments for both the income and appreciation potential.

The Fund will continue to seek to invest in companies that have histories of paying dividends, but also may invest in non-dividend-paying stocks when such stocks offer attractive growth potential.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

                                   As of September 30, 2000

               GROWTH &
                INCOME         S&P 500
                 FUND           INDEX
OCT 93         $ 9,375         $10,000
OCT 94           9,723          10,541
OCT 95          11,620          13,329
OCT 96          14,155          16,540
OCT 97          17,864          21,852
SEP 98          19,443          24,652
SEP 99          24,060          31,506
SEP 00          29,188          35,691

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                21.31%          13.76%
  Five Years              19.65%          18.11%
  Since Inception
  (10/4/93)               17.64%          16.55%
Class B shares
  One Year                20.49%          16.49%
  Five Years              18.80%          18.60%
  Since Inception
  (1/12/95)               21.01%          20.93%

The graph compares a $10,000 investment in the First Investors
Growth & Income Fund (Class A shares) beginning 10/4/93 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V.
  Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 17.91% and 16.15%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 18.40% and 20.58%, respectively. Results represent past performance and do not indicate future results.
  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--92.1%
            Basic Materials--2.9%
100,200     Air Products & Chemicals, Inc.                                  $  3,607,200    $     60
167,000     Dow Chemical Company                                               4,164,562          69
500,100     Lyondell Chemical Company                                          5,907,431          98
100,000     Praxair, Inc.                                                      3,737,500          62
----------------------------------------------------------------------------------------------------
                                                                              17,416,693         289
----------------------------------------------------------------------------------------------------
            Capital Goods--12.3%
 30,000   * Celestica, Inc.                                                    2,077,500          35
 15,000     Corning, Inc.                                                      4,455,000          74
 75,000     Danaher Corporation                                                3,731,250          62
 45,900     GATX Corporation                                                   1,922,062          32
100,000     General Dynamics Corporation                                       6,281,250         104
288,000     General Electric Company                                          16,614,000         276
132,000     Illinois Tool Works, Inc.                                          7,375,500         123
150,000     Millipore Corporation                                              7,265,625         121
120,000     Minnesota Mining & Manufacturing Company                          10,935,000         182
 70,000     Tyco International, Ltd.                                           3,631,250          60
137,300     United Technologies Corporation                                    9,508,025         158
----------------------------------------------------------------------------------------------------
                                                                              73,796,462       1,227
----------------------------------------------------------------------------------------------------
            Communication Services--2.6%
 84,600   * McLeodUSA, Inc. - Class "A"                                        1,210,838          20
100,000   * NEXTLINK Communications, Inc. - Class "A"                          3,518,750          58
 60,000     SBC Communications, Inc.                                           3,000,000          50
 25,000   * United States Cellular Corporation                                 1,750,000          29
207,000   * WorldCom, Inc.                                                     6,287,625         105
----------------------------------------------------------------------------------------------------
                                                                              15,767,213         262
----------------------------------------------------------------------------------------------------
            Consumer Cyclicals--4.4%
 87,300   * BJ's Wholesale Club, Inc.                                          2,979,113          50
 50,000   * Costco Wholesale Corporation                                       1,746,875          29
 93,600   * Dollar Tree Stores, Inc.                                           3,796,650          63
150,000     Family Dollar Stores, Inc.                                         2,887,500          48
 50,000   * FreeMarkets, Inc.                                                  2,856,250          47
 75,000     New York Times Company, Inc.                                       2,948,438          49
 50,000     Pulte Corporation                                                  1,650,000          27
154,500     Wal-Mart Stores, Inc.                                              7,435,313         124
----------------------------------------------------------------------------------------------------
                                                                              26,300,139         437
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Consumer Staples--7.7%
292,000   * AT&T Corporation - Liberty Media
              Group - Class "A"                                              $ 5,256,000    $     87
 50,000     Avon Products, Inc.                                                2,043,750          34
 41,900   * Clear Channel Communications, Inc.                                 2,367,350          39
150,000     Clorox Company                                                     5,934,375          99
160,000   * Comcast Corporation - Special Class "A"                            6,550,000         109
122,000     Estee Lauder Companies, Inc. - Class "A"                           4,468,250          74
105,000     Kimberly-Clark Corporation                                         5,860,313          97
 60,000     Procter & Gamble Company                                           4,020,000          67
100,000     SUPERVALU, Inc.                                                    1,506,250          25
 45,000   * Viacom, Inc. - Class "B"                                           2,632,500          44
124,000     Walt Disney Company                                                4,743,000          79
 27,100   * Williams-Sonoma, Inc.                                                941,725          16
----------------------------------------------------------------------------------------------------
                                                                              46,323,513         770
----------------------------------------------------------------------------------------------------
            Energy--6.8%
 55,000     Chevron Corporation                                                4,688,750          78
 49,300     Devon Energy Corporation                                           2,965,395          49
 99,000     EOG Resources, Inc.                                                3,848,625          64
165,726     ExxonMobil Corporation                                            14,770,330         245
150,000   * Nabors Industries, Inc.                                            7,860,000         131
115,000     Royal Dutch Petroleum Company - NY
              Shares (ADR)                                                     6,892,813         115
----------------------------------------------------------------------------------------------------
                                                                              41,025,913         682
----------------------------------------------------------------------------------------------------
            Financial--16.3%
174,400     ACE, Ltd.                                                          6,845,200         114
375,000     Allstate Corporation                                              13,031,250         217
121,125     American International Group, Inc.                                11,590,148         193
150,000     Aon Corporation                                                    5,887,500          98
    970   * Berkshire Hathaway, Inc. - Class "B"                               2,007,900          33
196,400     Capital One Financial Corporation                                 13,760,275         229
 87,700     Charles Schwab Corporation                                         3,113,350          52
105,000     Chubb Corporation                                                  8,308,125         138
205,067     Citigroup, Inc.                                                   11,086,417         184
 45,000     Developers Diversified Realty Corporation                            579,375          10
180,000     Equity Office Properties Trust                                     5,591,250          93
101,000     First Industrial Realty Trust, Inc.                                3,105,750          51
150,000     First Union Corporation                                            4,828,125          80
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Financial (continued)
 19,800     Goldman Sachs Group, Inc.                                        $ 2,255,962    $     37
170,000     Host Marriott Corporation                                          1,912,500          32
115,100     MBNA Corporation                                                   4,431,350          74
----------------------------------------------------------------------------------------------------
                                                                              98,334,477       1,635
----------------------------------------------------------------------------------------------------
            Health Care--11.0%
170,000     Abbott Laboratories                                                8,085,625         134
146,000     Baxter International, Inc.                                        11,652,625         194
115,000     Cardinal Health, Inc.                                             10,141,562         169
200,000   * Foundation Health Systems, Inc. - Class "A"                        3,325,000          55
682,400   * Healthsouth Corporation                                            5,544,500          92
 75,000     Johnson & Johnson                                                  7,045,312         117
143,400     Medtronic, Inc.                                                    7,429,913         124
 13,000     PE Corporation - PE Biosystems Group                               1,514,500          25
 69,000     Pfizer, Inc.                                                       3,100,688          52
175,000     Schering-Plough Corporation                                        8,137,500         135
----------------------------------------------------------------------------------------------------
                                                                              65,977,225       1,097
----------------------------------------------------------------------------------------------------
            Technology--26.0%
117,200   * Applied Materials, Inc.                                            6,951,425         116
130,000     Automatic Data Processing, Inc.                                    8,693,750         145
 76,100     AVX Corporation                                                    1,983,356          33
134,600   * Cadence Design Systems, Inc.                                       3,457,537          58
 70,000   * CIENA Corporation                                                  8,596,875         143
145,300   * Cisco Systems, Inc.                                                8,027,825         133
150,000   * CNET Networks, Inc.                                                3,653,910          61
133,400   * EMC Corporation                                                   13,223,275         220
200,000   * Entrust Technologies, Inc.                                         5,525,000          92
 56,000   * Exodus Communications, Inc.                                        2,765,000          46
200,000   * Gartner Group, Inc.                                                2,325,000          39
100,000   * InfoSpace, Inc.                                                    3,025,000          50
100,000   * Internap Network Services Corporation                              3,231,250          54
 60,000   * International Rectifier Corporation                                3,033,750          50
250,000   * Jabil Circuit, Inc.                                               14,187,500         236
 51,500   * KEMET Corporation                                                  1,422,687          24
 65,000   * KLA-Tencor Corporation                                             2,677,187          45
 29,500     Linear Technology Corporation                                      1,910,125          32
 20,400   * Maxim Integrated Products, Inc.                                    1,640,925          27
 80,300   * Microsoft Corporation                                              4,838,075          80
300,000     Motorola, Inc.                                                     8,475,000         141
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Technology (continued)
124,500   * Niku Corporation                                                 $ 3,034,688    $     50
212,700     Nokia Corporation (ADR) - Class "A"                                8,468,119         141
 62,000     Nortel Networks Corporation                                        3,692,875          61
 80,000   * Oracle Corporation                                                 6,300,000         105
 50,000   * PeopleSoft, Inc.                                                   1,396,875          23
 30,800   * PMC-Sierra, Inc.                                                   6,629,700         110
200,000   * RealNetworks, Inc.                                                 7,950,000         132
 21,800   * RF Micro Devices, Inc.                                               683,975          11
100,000     Texas Instruments, Inc.                                            4,718,750          78
100,000   * WebTrends Corporation                                              3,737,500          62
----------------------------------------------------------------------------------------------------
                                                                             156,256,934       2,598
----------------------------------------------------------------------------------------------------
            Utilities--2.1%
 17,000   * Calpine Corporation                                                1,774,375          30
122,400     Enron Corporation                                                 10,725,300         178
----------------------------------------------------------------------------------------------------
                                                                              12,499,675         208
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $412,505,474)                             553,698,244       9,205
----------------------------------------------------------------------------------------------------
            CONVERTIBLE PREFERRED STOCKS--.4%
            Financial
100,000     Lincoln National Corp., 7.75%, 8/16/2001
              (cost $2,508,424)                                                2,375,000          40
----------------------------------------------------------------------------------------------------
            CONVERTIBLE BONDS--1.1%
            Capital Goods--.0%
 $  250 M   Alkermes, Inc., 3.75%, 2007 +                                        192,812           3
----------------------------------------------------------------------------------------------------
            Communication Services--.4%
  5,000 M   Ibasis, Inc., 5.75%, 2005                                          2,493,750          41
----------------------------------------------------------------------------------------------------
            Consumer Cyclicals--.3%
  2,500 M   SportsLine.com, Inc., 5%, 2006 +                                   1,500,000          25
----------------------------------------------------------------------------------------------------
            Health Care--.4%
  3,000 M   Healthsouth Corp., 3.25%, 2003                                     2,512,500          42
----------------------------------------------------------------------------------------------------
Total Value of Convertible Bonds (cost $10,737,278)                            6,699,062         111
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--5.7%
$14,000 M   Florida Power Corp., 6.52%, 10/4/00                             $ 13,989,849    $    233
  6,300 M   Hewlett-Packard Co., 6.49%, 10/18/00                               6,279,545         104
  1,700 M   Northern Illinois Gas Corp., 6.50%, 10/5/00                        1,698,464          28
  3,500 M   Pitney Bowes Credit Corp., 6.50%, 10/23/00                         3,485,463          58
  9,100 M   Prudential Funding Corp., 6.47%, 10/12/00                          9,080,367         151
----------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $34,533,688)                  34,533,688         574
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $460,284,864)                   99.3%       597,305,994       9,930
Other Assets, Less Liabilities                                    0.7          4,216,213          70
----------------------------------------------------------------------------------------------------
Net Assets                                                      100.00%     $601,522,207    $ 10,000
====================================================================================================

* Non-income producing

+ See Note 6


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 21.5% for Class A shares and 20.6% for Class B shares, compared to a return of 17.8% for the Lipper Large-Cap Core Fund group. During the period, the Fund declared a capital gains distribution of $1.649 per share on Class A and Class B shares.

The Blue Chip Fund has attempted to maintain a sector neutral weighting relative to the sector weightings of the S&P 500 Index as a main tenet of its investment strategy. While the Fund does have the flexibility to deviate from that strategy, more often than not its sector weightings are in line with those of the S&P 500 Index. While this investment strategy does create a broadly diversified fund, it also makes the Fund's performance more susceptible to macro-economic events and the price movements of the overall equity market. Over the past year, the Fund has encountered a number of market moving events on both the positive and negative side.

The primary factors driving equity markets are earnings and growth, which are dependent upon solid economic conditions. A major contributor to solid economic conditions is an accommodative monetary policy or interest rate levels that the market does not view as prohibiting further growth. In the past, however, excessive growth has led to inflation, which can also undermine real economic growth and corporate profits. To combat the fear of inflation, the Federal Reserve began raising interest rates during the year, which had a detrimental effect on the equity markets by creating concerns about future profits, which in turn put pressure on the valuations of stocks, as measured by their price-to-earnings ratios.

The pressure on valuations was led by a reversal in sentiment regarding the growth outlook for many companies in the technology sector after a number of "dot-com" companies encountered financial difficulties. Rumblings of an overall tech slowdown were supported by negative pre-announcements from a number of bellwether technology companies. The equity markets were also dealing with tight labor markets and rising real wages, pointing to further interest rate hikes from the Federal Reserve. On the international front, the steady decline in the euro, a sign of a slowing European economy, and Japan's inability to jump start its economy, were points of concern.

However, there were a number of bright spots that have been and are continually overlooked. Labor productivity, driven by investments in information technology, continued to advance at a robust pace. Globalization, a key long-term investing theme, continues to play out, generating competitive pressures that will only be alleviated by further investments in productivity-enhancing equipment (for example, technology). Globalization will also open markets to many of the companies that the Fund holds. The long-term confidence in blue chip stocks and the general equity markets remain positive as well.

A number of the stocks in the Blue Chip Fund contributed to its performance and many of these stocks were in the technology sector. The stock of Ciena Corporation benefited from the continuing build-out of the fiber optic network. Oracle Corporation, a leading supplier of information management systems and business-to-business software, turned



Portfolio Manager's Letter (continued)
FIRST INVESTORS BLUE CHIP FUND

in another strong performance. The Fund's investments in the energy sectors were strong across the board, benefiting from higher oil and natural gas prices. Pepsico and Anheuser Busch, two major beverage companies within the consumer staples sector, benefited from a well planned re-structuring and an improving pricing environment, respectively. The stock of Cardinal Health, a drug distribution company, benefited from demographically-driven demand trends and solid productivity gains. In the financial services area, the stocks of diversified companies with strong balance sheets like American International Group, Morgan Stanley Dean Witter and Citigroup, performed well. In the manufacturing outsourcing area, the stock of Jabil Circuit, Inc. outperformed.

There were a number of stocks that detracted from the Fund's performance. Microsoft's stock was hurt by competitive factors in the software industry and the ongoing anti-trust issues. Rising fuel prices hurt the performance of CSX and Burlington Northern in the transportation sector. Poor end-market demand hurt the performance of stocks of Ingersoll Rand and Deere & Company. The general overall economic slowdown hurt the consumer demand for clothing, hindering the stock performance of Abercrombie & Fitch. Circuit City, a retailer in the consumer electronics industry, was hurt by an overall drop in demand and a poorly timed store remodeling program. The weakness in the overseas economy hurt the performance of McDonalds. Lucent Technologies faced some company-specific issues as it failed to properly time major product introductions and transitions. The stocks of communication service companies such as Worldcom, Verizon, and Northpoint Communications performed poorly as competitive pressures drove prices down.

Going forward, we expect to continue to face volatile equity markets. While valuations on many stocks will compress, we would expect the leading companies with real and visible earnings streams to maintain high or even expand valuations as investors look for quality. While we remain optimistic that technology is still a growth area, we expect the market will have to re-calibrate valuations to more accurately reflect realistic expectations as opposed to perfect conditions. Both fiscal and monetary policy in the United States and abroad will play major roles in the direction of the stock market.

The Blue Chip Fund will continue to invest in companies that have leading market shares in their respective industries, strong balance sheets and solid growth potential.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500
Index.

                                   As of September 30, 2000

               BLUE CHIP       S&P 500
                 FUND           INDEX
JAN 91         $ 9,375         $10,000
DEC 91          11,953          13,047
DEC 92          12,737          14,041
DEC 93          13,727          15,453
DEC 94          13,312          15,657
DEC 95          17,840          21,541
DEC 96          21,507          26,487
DEC 97          27,109          35,324
SEP 98          26,689          37,454
SEP 99          33,331          47,867
SEP 00          40,493          54,226

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                21.49%          13.90%
  Five Years              19.11%          17.58%
  Ten Years               16.51%          15.76%
Class B Shares
  One Year                20.60%          16.60%
  Five Years              18.26%          18.06%
  Since Inception
  (1/12/95)               20.57%          20.50%

The graph compares a $10,000 investment in the First Investors Blue
Chip Fund (Class A shares) beginning 1/1/91 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V.
  Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 13.83%, 17.42% and 15.46%, respectively. The Class B "S.E.C. Standardized"
  Average Annual Total Return for One Year, Five Years and Since Inception would have been 16.53%, 17.90% and 20.32%, respectively. Results represent past performance and do not indicate future results.
  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS BLUE CHIP FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--90.3%
            Basic Materials--1.2%
149,800     Air Products & Chemicals, Inc.                                   $ 5,392,800    $     74
 85,800     Praxair, Inc.                                                      3,206,775          45
----------------------------------------------------------------------------------------------------
                                                                               8,599,575         119
----------------------------------------------------------------------------------------------------
            Capital Goods--6.2%
487,200     General Electric Company                                          28,105,350         390
231,300     Tyco International, Ltd.                                          11,998,688         167
 70,500     United Technologies Corporation                                    4,882,125          68
----------------------------------------------------------------------------------------------------
                                                                              44,986,163         625
----------------------------------------------------------------------------------------------------
            Communication Services--4.6%
284,500     ALLTEL Corporation                                                14,847,344         207
203,700   * McLeodUSA, Inc. - Class "A"                                        2,915,456          40
106,600   * Qwest Communications International, Inc.                           5,123,463          71
139,700     Verizon Communications                                             6,766,719          94
111,400   * WorldCom, Inc.                                                     3,383,775          47
----------------------------------------------------------------------------------------------------
                                                                              33,036,757         459
----------------------------------------------------------------------------------------------------
            Consumer Cyclicals--4.2%
 24,900   * Best Buy Co., Inc.                                                 1,584,262          22
142,000   * Costco Wholesale Corporation                                       4,961,125          69
 82,500   * Dollar Tree Stores, Inc.                                           3,346,406          46
 89,100     Home Depot, Inc.                                                   4,727,869          66
106,500     McGraw-Hill Companies, Inc.                                        6,769,406          94
183,900     Wal-Mart Stores, Inc.                                              8,850,188         123
----------------------------------------------------------------------------------------------------
                                                                              30,239,256         420
----------------------------------------------------------------------------------------------------
            Consumer Staples--12.0%
284,600     Anheuser-Busch Companies, Inc.                                    12,042,137         167
711,400   * AT&T Corporation - Liberty Media
              Group - Class "A"                                               12,805,200         178
 71,000     Avon Products, Inc.                                                2,902,125          40
 99,900   * Clear Channel Communications, Inc.                                 5,644,350          78
120,800   * Comcast Corporation - Special Class "A"                            4,945,250          69
106,500     Kimberly-Clark Corporation                                         5,944,031          83
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Consumer Staples (continued)
217,300     PepsiCo, Inc.                                                    $ 9,995,800    $    139
 71,100     Procter & Gamble Company                                           4,763,700          66
142,000   * Safeway, Inc.                                                      6,629,625          92
132,700     Time Warner, Inc.                                                 10,383,775         144
 51,000     Unilever NV - NY Shares (ADR)                                      2,460,750          34
 70,800   * Viacom, Inc. - Class "B"                                           4,141,800          58
 96,000     Walt Disney Company                                                3,672,000          51
----------------------------------------------------------------------------------------------------
                                                                              86,330,543       1,199
----------------------------------------------------------------------------------------------------
            Energy--4.9%
 34,884     Anadarko Petroleum Corporation                                     2,318,391          31
 56,900     Apache Corporation                                                 3,364,212          47
 33,600     Chevron Corporation                                                2,864,400          40
113,800     Conoco, Inc. - Class "B"                                           3,065,487          43
 59,400     Devon Energy Corporation                                           3,572,910          50
133,800     EOG Resources, Inc.                                                5,201,475          72
166,170     Exxon Mobil Corporation                                           14,809,901         206
----------------------------------------------------------------------------------------------------
                                                                              35,196,776         489
----------------------------------------------------------------------------------------------------
            Financial--16.2%
214,800     American International Group, Inc.                                20,553,675         284
  1,200   * Berkshire Hathaway, Inc. - Class "B"                               2,484,000          35
244,100     Capital One Financial Corporation                                 17,102,256         238
106,600     Charles Schwab Corporation                                         3,784,300          53
128,200     Cigna Corporation                                                 13,384,080         186
389,466     Citigroup, Inc.                                                   21,055,506         292
 24,900     Equity Office Properties Trust                                       773,456          11
121,000     Fannie Mae                                                         8,651,500         120
 23,800     Goldman Sachs Group, Inc.                                          2,711,713          38
 71,200     Household International, Inc.                                      4,031,700          56
183,000     MBNA Corporation                                                   7,045,500          98
231,400     Mellon Financial Corporation                                      10,731,175         149
 49,800     Morgan Stanley Dean Witter & Company                               4,553,588          63
----------------------------------------------------------------------------------------------------
                                                                             116,862,449       1,623
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS BLUE CHIP FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Health Care--8.3%
 87,400     Abbott Laboratories                                              $ 4,156,962    $     58
148,800   * Amgen, Inc.                                                       10,390,421         144
 83,300     IVAX Corporation                                                   3,831,800          53
 96,700     Johnson & Johnson                                                  9,083,756         126
174,100     Medtronic, Inc.                                                    9,020,556         125
124,500     Merck & Company, Inc.                                              9,267,469         129
 22,000     PE Corporation - PE Biosystems Group                               2,563,000          36
249,200     Pfizer, Inc.                                                      11,198,425         156
----------------------------------------------------------------------------------------------------
                                                                              59,512,389         827
----------------------------------------------------------------------------------------------------
            Technology--29.1%
 71,100   * Amkor Technology, Inc.                                             1,857,488          25
127,900   * Analog Devices, Inc.                                              10,559,744         147
143,600     Applied Materials, Inc.                                            8,517,275         118
 92,400     AVX Corporation                                                    2,408,175          33
162,400   * Cadence Design Systems, Inc.                                       4,171,650          58
175,300   * Cisco Systems, Inc.                                                9,685,325         135
 42,700   * Clarent Corporation                                                1,681,313          23
177,800   * CNET Networks, Inc.                                                4,331,101          60
151,600   * EMC Corporation                                                   15,027,350         209
213,600   * Entrust Technologies, Inc.                                         5,900,700          82
 66,600   * Exodus Communications, Inc.                                        3,288,375          46
 71,200   * Gateway, Inc.                                                      3,328,600          46
213,000   * InfoSpace, Inc.                                                    6,443,250          89
226,200     Intel Corporation                                                  9,415,575         131
 77,800     International Business Machines Corporation                        8,752,500         122
 35,500   * International Rectifier Corporation                                1,794,969          25
300,500   * Jabil Circuit, Inc.                                               17,053,375         236
 61,700   * KEMET Corporation                                                  1,704,462          24
 78,600   * KLA-Tencor Corporation                                             3,237,337          45
 35,600     Linear Technology Corporation                                      2,305,100          32
 24,600   * Maxim Integrated Products, Inc.                                    1,978,763          27
 96,600   * Microsoft Corporation                                              5,820,150          81
427,000     Motorola, Inc.                                                    12,062,750         168
 71,000   * Network Appliance, Inc.                                            9,043,625         126
216,100     Nokia Corporation (ADR) - Class "A"                                8,603,481         120
 96,700     Nortel Networks Corporation                                        5,759,694          80
118,600   * Oracle Corporation                                                 9,339,750         130
141,600   * PeopleSoft, Inc.                                                   3,955,950          55
 34,900   * PMC-Sierra, Inc.                                                   7,512,225         104
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Technology (continued)
 26,100   * RF Micro Devices, Inc.                                           $   818,888    $     11
 74,600   * Sun Microsystems, Inc.                                             8,709,550         121
124,900   * Sungard Data Systems, Inc.                                         5,347,281          74
 37,000   * TranSwitch Corporation                                             2,358,750          33
 74,700   * Xilinx, Inc.                                                       6,396,188          89
----------------------------------------------------------------------------------------------------
                                                                             209,170,709       2,905
----------------------------------------------------------------------------------------------------
            Transportation--.4%
142,100     CSX Corporation                                                    3,099,556          43
----------------------------------------------------------------------------------------------------
            Utilities--3.2%
263,000     Enron Corporation                                                 23,045,375         320
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $453,834,426)                             650,079,548       9,029
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--10.8%
$ 8,200 M   Florida Power & Light Co., 6.52%, 10/4/00                          8,194,054         114
  2,800 M   Ford Motor Credit Co., 6%, 10/2/00                                 2,799,067          39
 15,000 M   Ford Motor Credit Co., 6.52%, 10/10/00                            14,972,814         208
  1,000 M   General Electric Capital Corp., 6.45%, 10/4/00                       999,282          14
 14,650 M   Hewlett-Packard Co., 6.48%, 10/4/00                               14,639,431         203
 14,500 M   Kansas City Power & Light Co., 6.51%, 10/24/00                    14,437,024         201
 12,750 M   Pitney Bowes Credit Co., 6.48%, 10/10/00                          12,727,004         177
  9,000 M   Verizon Network Funding, 6.50%, 10/23/00                           8,962,605         124
----------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $77,731,281)                  77,731,281       1,080
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $531,565,707)                 101.1%        727,810,829      10,109
Excess of Liabilities Over Other Assets                         (1.1)         (7,863,533)       (109)
----------------------------------------------------------------------------------------------------
Net Assets                                                     100.0%       $719,947,296     $10,000
====================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS UTILITIES INCOME FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Utilities Income Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 17.6% for Class A shares and 16.8% for Class B shares, compared to a return of 22.7% for the Lipper Utility Fund group. During the period, the Fund declared dividends from net investment income of 12.7 cents per share on Class A shares and 7.1 cents per share on Class B shares. The Fund also declared a capital gains distribution of 59.9 cents per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the economy and rising interest rates, as well as sector allocation and stock selection. During the reporting period, the Utilities Income Fund was heavily influenced by a major shift in sentiment among the electric, gas and telephone sectors. During the first half of the period, the telecommunications sector significantly outperformed the electric and natural gas sectors. Investors focused on the strong demand for services related to wireless communications and Internet-driven network traffic.

However, in March, after the Federal Reserve boosted the fed funds rate by 25 basis points (.25%) for the second consecutive month, shares of electric and gas utilities began a rally that turned conventional wisdom on its ear. Historically, utility stocks were considered vulnerable in a rising interest rate environment. However, the unexpected strength in electric and gas stocks was supported by the media attention given to power shortages in certain regions of the U.S., as well as by rising natural gas prices.

Telecommunications was the sector most disrupted by rate hikes. This had a negative impact on the performance of the Utilities Income Fund. The telecom sector was also beset by negative news events such as the U.S. Department of Justice's rejection of Worldcom's proposed acquisition of Sprint, and the labor strike at Verizon. Concerns over intensified industry competition put a lid on stock performance as well. On the positive side, interest rate hikes have reduced the number of competitors in the industry, because the capital markets have not been willing to provide funding for new entrants.

Despite the change in perception, the telecommunications industry continues to benefit from the proliferation of the Internet and wireless communications. As new applications such as wireless Internet access and video over the Internet are further developed, it should become evident that telecommunications providers will be prime beneficiaries.



Going forward, the Utilities Income Fund will continue to carefully pursue the stocks of promising utilities companies.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW S. WRIGHT

Matthew S. Wright
Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Utilities Income Fund (Class A shares), the Standard &
Poor's 500 Index and the Standard & Poor's Utilities Index.

                                   As of September 30, 2000

              UTILITIES                          S&P
                INCOME         S&P 500        UTILITIES
                 FUND           INDEX           INDEX
FEB 93         $ 9,375         $10,000         $10,000
OCT 93          10,112          10,955          10,774
OCT 94           9,085          11,379           8,949
OCT 95          11,025          14,388          11,618
OCT 96          12,397          17,854          12,797
OCT 97          13,992          23,588          14,066
SEP 98          16,237          26,611          18,145
SEP 99          18,183          34,009          17,923
SEP 00          21,380          49,173          20,303

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                17.58%          10.27%
  Five Years              14.59%          13.11%
  Since Inception
  (2/22/93)               11.44%          10.50%
Class B Shares
  One Year                16.77%          12.77%
  Five Years              13.77%          13.53%
  Since Inception
  (1/12/95)               15.55%          15.46%

The graph compares a $10,000 investment in the First Investors Utilities Income Fund (Class A shares) beginning 2/22/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's Utilities Index is a capitalization-weighted index of 39 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 12.90% and 10.17%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 13.32% and 15.17%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index and Standard & Poor's Utilities Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--94.6%
            Communication Services--39.1%
 69,500     ALLTEL Corporation                                               $ 3,627,031    $    165
 85,200   * AT&T Canada, Inc. - Class "B"                                      2,598,600         118
 77,550     AT&T Corporation                                                   2,278,031         104
 97,600     BellSouth Corporation                                              3,928,400         179
167,353   * Broadwing, Inc.                                                    4,277,961         195
 47,100     Cable & Wireless PLC (ADR)                                         2,004,694          91
149,200     CenturyTel, Inc.                                                   4,065,700         185
107,100   * FLAG Telecom Holdings, Ltd.                                        1,178,100          54
165,700   * Global Crossing, Ltd.                                              5,136,700         234
159,400   * Global TeleSystems, Inc.                                             727,262          33
123,880     Koninklijke KPN NV (ADR)                                           2,678,911         122
 31,100   * Level 3 Communications, Inc.                                       2,398,588         109
304,400   * McLeodUSA, Inc. - Class "A"                                        4,356,725         198
 99,040   * Metromedia Fiber Network, Inc.                                     2,407,910         110
124,040   * NEXTLINK Communications, Inc. - Class "A"                          4,364,658         199
120,800   * Primus Telecommunications Group, Inc.                              1,147,600          52
169,456   * Qwest Communications International, Inc.                           8,144,479         371
143,900     SBC Communications, Inc.                                           7,195,000         328
119,700     Sprint Corporation                                                 3,508,706         160
 34,600     Telephone & Data Systems, Inc.                                     3,830,220         174
  1,450   * Telesp Celular Participacoes SA (ADR) (Rights)                            --          --
141,928     Verizon Communications                                             6,874,638         313
140,068   * Viatel, Inc.                                                       1,435,697          65
 55,500     Vodafone Group PLC                                                 2,053,500          94
 18,100   * Western Wireless Corporation - Class "A"                             644,812          29
167,256   * WorldCom, Inc.                                                     5,080,401         231
----------------------------------------------------------------------------------------------------
                                                                              85,944,324       3,913
----------------------------------------------------------------------------------------------------
            Energy--2.9%
 25,300     Chevron Corporation                                                2,156,825          98
 42,000     Nabors Industries, Inc.                                            2,200,800         100
 25,300   * Smith International, Inc.                                          2,063,531          94
----------------------------------------------------------------------------------------------------
                                                                               6,421,156         292
----------------------------------------------------------------------------------------------------
            Real Estate Investment Trusts--1.4%
 48,400     Health Care Property Investors, Inc.                               1,433,850          65
 74,200     Healthcare Realty Trust, Inc.                                      1,567,475          71
----------------------------------------------------------------------------------------------------
                                                                               3,001,325         136
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Utilities--51.2%
 72,400     Allete                                                           $ 1,601,850    $     73
 44,400     American States Water Company                                      1,343,100          61
185,620     Avista Corporation                                                 4,176,450         190
 79,200   * Azurix Corporation                                                   282,150          13
 76,000     Cascade Natural Gas Corporation                                    1,330,000          61
 61,500     Coastal Corporation                                                4,558,688         208
147,900     Conectiv, Inc. - Class "A"                                         2,643,712         120
 89,100     CP&L Energy, Inc.                                                  3,714,356         169
 84,500     DQE, Inc.                                                          3,390,563         154
 58,000     Duke Energy Corporation                                            4,973,500         226
135,298     Dynegy, Inc. - Class "A"                                           7,711,986         351
 89,600     Enron Corporation                                                  7,851,200         358
137,100     Kansas City Power & Light Company                                  3,658,856         167
117,100     MDU Resources Group, Inc.                                          3,483,725         159
 55,200     Midcoast Energy Resources, Inc.                                    1,135,050          52
103,000     Montana Power Company                                              3,437,625         157
 39,200     National Fuel Gas Company                                          2,197,650         100
 40,900     New Jersey Resources Corporation                                   1,661,562          76
207,100   * Niagara Mohawk Holdings, Inc.                                      3,261,825         149
 47,200     NICOR, Inc.                                                        1,708,050          78
 90,600     Northeast Utilities                                                1,964,887          89
 50,723     NSTAR                                                              2,041,601          93
153,400     OGE Energy Corporation                                             3,269,338         149
 63,800     ONEOK, Inc.                                                        2,536,050         115
 48,000     Peoples Energy Corporation                                         1,602,000          73
146,800     Potomac Electric Power Company                                     3,697,525         168
105,200     Questar Corporation                                                2,925,875         133
 84,245     SCANA Corporation                                                  2,601,064         118
 75,044     ScottishPower PLC (ADR)                                            2,256,010         103
 83,200     Sempra Energy                                                      1,731,600          79
174,560     Sierra Pacific Resources                                           3,142,080         143
 61,000     Southwest Gas Corporation                                          1,277,187          58
181,700     UtiliCorp United, Inc.                                             4,701,488         214
138,000     Western Resources, Inc.                                            2,984,250         136
128,600     Williams Companies, Inc.                                           5,433,350         247
105,000   * Wisconsin Energy Corporation                                       2,093,438          95
148,955   * Xcel Energy, Inc.                                                  4,096,263         187
----------------------------------------------------------------------------------------------------
                                                                             112,475,904       5,122
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $169,851,124)                             207,842,709       9,463
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            PREFERRED STOCKS--.5%
            Communication Services--.3%
 11,500     Broadwing, Inc., 6.75%                                           $   536,188    $     25
----------------------------------------------------------------------------------------------------
            Financial--.2%
 10,000     Pacific Telesis Financing I, 7.56%                                   234,375          11
 10,000     Pacific Telesis Financing II, 8.50%                                  248,750          11
----------------------------------------------------------------------------------------------------
                                                                                 483,125          22
----------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $1,041,190)                              1,019,313          47
----------------------------------------------------------------------------------------------------
            CORPORATE BONDS--3.3%
            Communication Services--2.4%
 $  500 M   AT&T Corp., 7.50%, 2006                                              508,160          23
    500 M   BellSouth Telecommunications, Inc., 6.375%, 2004                     493,348          22
  2,000 M   Intermedia Communications, Inc., 9.50%, 2009                       1,960,000          89
  2,000 M   McLeodUSA, Inc., 8.125%, 2009                                      1,735,000          79
    500 M   United Telephone Company of Florida, 6.25%, 2003                     491,340          22
----------------------------------------------------------------------------------------------------
                                                                               5,187,848         235
----------------------------------------------------------------------------------------------------
            Utilities--.9%
    500 M   Consolidated Edison, Inc., 6.625%, 2002                              498,050          23
    500 M   Idaho Power Co., 6.40%, 2003                                         494,065          23
    500 M   NorthWestern Corp., 7.10%, 2005                                      501,872          23
    500 M   Union Electric Co., 6.75%, 2008                                      483,483          22
----------------------------------------------------------------------------------------------------
                                                                               1,977,470          91
----------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $7,298,466)                               7,165,318         326
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--1.0%
  1,000 M   Dow Chemical Co., 6.55%, 10/4/00                                     999,272          46
  1,200 M   Ford Motor Credit Co., 6.53%, 10/5/00                              1,198,911          55
----------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $2,198,183)                    2,198,183         101
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $180,388,963)                  99.4%        218,225,523       9,937
Other Assets, Less Liabilities                                   0.6           1,373,006          63
----------------------------------------------------------------------------------------------------
Net Assets                                                     100.0%       $219,598,529    $ 10,000
====================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Mid-Cap Opportunity Fund for the fiscal year ended September 30, 2000.
During the period, the Fund's return on a net asset value basis was 41.4% for Class A shares and 40.5% for Class B shares, compared to a return of 51.0% for the Lipper Mid-Cap Core Fund group. During the period, the Fund declared a capital gains distribution of $2.279 per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the economy and rising interest rates, as well as sector allocation, stock selection and the generally solid performance of medium capitalization ("mid-cap") stocks.

Despite a 14% decline that occurred over a two-week period in early April, mid-cap stocks progressed steadily throughout the reporting period. This upward trend masked active sector rotation. Technology, telecommunications and biotech stocks led the rally through the fourth quarter of 1999 and the first quarter of 2000, but as those sectors corrected, utilities and select financials began a sustained rally. Energy was also strong, after overcoming a mid-summer correction. As the reporting period came to a close, technology and telecom stocks continued their suffering, due to questions about whether companies would continue to invest heavily in their technology and telecommunications infrastructures going forward.

The technology sector was the strongest contributor to the Fund's performance. Contract manufacturers Flextronics International Ltd., Sanmina Corp., and Jabil Circuit, Inc. were beneficiaries of original equipment manufacturer outsourcing. Semiconductor companies focused on data communications and telecom equipment saw strong share price appreciation. Integrated Device Technologies, Inc. and PMC Sierra, Inc. are two semiconductor companies that contributed to the Fund's performance.

The health care sector also contributed positively to the Fund's performance. The sector's gains were driven by anticipation of the passage of the Balanced Budget Relief Act which was working its way through Congress. This legislation, if enacted, will restore billions of dollars in Medicare payments to health care providers over a period of years. The Fund's holdings in the health care sector were strong across the board. Specialty pharmaceuticals (i.e., generic drug) companies, such as Teva Pharmaceutical Industries and Alpharma, Inc. performed well, as did hospitals, such as Health Management Associates and Tenet Health Care Corp. The medical products company Molecular Devices Corp., special services company Albany Molecular Research, Inc., and the managed care company Foundation Systems, Inc., all contributed to the Fund's performance during the reporting period.



Select financial stocks rallied in the face of rising interest rates. For example, XL Capital Ltd. and Ace Limited are insurance companies whose share prices benefited from anticipated premium increases.

Several securities that the Fund held received tender offers. These included: Southdown, Inc., Voicestream Wireless Corp., Santa Fe Snyder, Preview Travel, MMC Networks, and Intervu Corp. These events contributed positively to the Fund's performance.

Several of the Fund's holdings hurt performance. Cinar Corporation's stock declined when it announced a delay in reporting 1999 financial results, as their audit committee discovered unauthorized investments. Some sector allocation decisions also negatively impacted the Fund's performance. An underweight position in the utilities sector was detrimental to the Fund when the sector rallied as partial deregulation led to soaring prices and tight supplies in regions of the U.S. Although we reduced our exposure to consumer cyclicals in anticipation of slowing demand due to rising interest rates and gasoline and oil prices, the Fund's performance was hindered by its positions in Circuit City Stores, Inc., Nordstrom, Inc., Costco Wholesale Corp. and Ames.

Going forward, we expect continued volatility in the stock market. A narrowing of price-to-earnings ratios is likely to continue, but leading companies that have real and visible earnings growth will be rewarded. We remain optimistic that technology is still a growth area, but share prices of companies in this sector will be re-evaluated. Both fiscal and monetary policy remain the major questions moving forward. The overall domestic economy and Fed policy, as well as foreign economies and their central bank policies, will play a major role in the direction of the stock market. The Mid-Cap Opportunity Fund will continue to seek out the stocks of medium-sized companies that show the most promise.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
and Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Mid-Cap Opportunity Fund (Class A shares) and the Standard & Poor's 400 Midcap Index.

                                   As of September 30, 2000

                MID-CAP        S&P 400
              OPPORTUNITY       MIDCAP
                 FUND           INDEX
AUG 92         $ 9,375         $10,000
OCT 92           9,441          10,462
OCT 93           9,840          12,460
OCT 94           9,639          12,756
OCT 95          12,009          15,464
OCT 96          13,407          18,148
OCT 97          17,039          24,074
SEP 98          14,242          23,577
SEP 99          20,603          29,586
SEP 00          29,135          42,372

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                41.41%          32.58%
  Five Years              18.97%          17.45%
  Since Inception
  (8/24/92)               15.02%          14.10%
Class B Shares
  One Year                40.46%          36.46%
  Five Years              18.14%          17.93%
  Since Inception
  (1/12/95)               19.93%          19.86%

The graph compares a $10,000 investment in the First Investors Mid-Cap Opportunity Fund (Class A shares) beginning 8/24/92 (inception date) with a theoretical investment in the Standard & Poor's 400 Midcap Index. The Standard & Poor's 400 Midcap Index is an unmanaged capitalization-weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V.
  Only" returns are calculated without sales charges. The Class A
  "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five
  Years and Since Inception would have been 32.33%, 16.90% and 13.54%,respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been 36.21%, 17.38% and 19.30%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 400 Midcap Index figures from Standard &
  Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--88.6%
            Basic Materials--1.4%
 14,800     Southdown, Inc.                                                 $  1,054,500    $     73
 25,000     Vulcan Materials Company                                           1,004,687          70
----------------------------------------------------------------------------------------------------
                                                                               2,059,187         143
----------------------------------------------------------------------------------------------------
            Capital Goods--2.3%
 44,100     Danaher Corporation                                                2,193,975         152
 32,500     Symbol Technologies, Inc.                                          1,167,969          81
----------------------------------------------------------------------------------------------------
                                                                               3,361,944         233
----------------------------------------------------------------------------------------------------
            Communication Services--2.4%
 20,000   * Research in Motion, Ltd.                                           1,971,250         137
 13,000     Telephone & Data Systems, Inc.                                     1,439,100         100
----------------------------------------------------------------------------------------------------
                                                                               3,410,350         237
----------------------------------------------------------------------------------------------------
            Consumer Cyclicals--6.3%
 88,000   *   24/7 Media, Inc.                                                   888,254          62
 61,400   * Bed Bath & Beyond, Inc.                                            1,497,583         104
 22,500     Circuit City Stores - Circuit City Group                             517,500          36
 50,000   * Costco Wholesale Corporation                                       1,746,875         121
 30,600   * Dollar Tree Stores, Inc.                                           1,241,213          86
 35,700     Fred's, Inc. - Class "A"                                             801,019          56
105,900   * THQ, Inc.                                                          2,462,175         171
----------------------------------------------------------------------------------------------------
                                                                               9,154,619         636
----------------------------------------------------------------------------------------------------
            Consumer Staples--6.1%
 49,800   * AT&T Corporation - Liberty Media
              Group - Class "A"                                                  896,400          62
 56,500     Clorox Company                                                     2,235,280         155
 56,500   * Hispanic Broadcasting Corporation                                  1,574,937         109
 23,900   * Suiza Foods Corporation                                            1,211,430          84
 76,800   * Ticketmaster Online-CitySearch, Inc. - Class "B"                   1,300,800          90
 30,000   * Whole Foods Market, Inc.                                           1,610,625         112
----------------------------------------------------------------------------------------------------
                                                                               8,829,472         612
----------------------------------------------------------------------------------------------------
            Energy--5.3%
 18,000   * Cooper Cameron Corporation                                         1,326,375          92
 53,632     Devon Energy Corporation                                           3,225,965         224
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Energy (continued)
  8,000   * Smith International, Inc.                                        $   652,500         $45
 26,100     Transocean Sedco Forex, Inc.                                       1,530,113         106
 21,000   * Weatherford International, Inc.                                      903,000          63
----------------------------------------------------------------------------------------------------
                                                                               7,637,953         530
----------------------------------------------------------------------------------------------------
            Financial--10.9%
 54,700     ACE, Ltd.                                                          2,146,975         149
 26,900     Capital One Financial Corporation                                  1,884,680         131
 60,000     Charter One Financial, Inc.                                        1,462,500         101
 18,100     Chubb Corporation                                                  1,432,163          99
 51,400     Golden State Bancorp, Inc.                                         1,214,325          84
 39,200     Mellon Financial Corporation                                       1,817,900         126
 30,000     Nationwide Financial Services, Inc.                                1,121,250          78
 45,000     Protective Life Corporation                                        1,344,375          93
 21,100     St. Paul Companies, Inc.                                           1,040,493          72
 30,000     Torchmark Corporation                                                834,375          58
 19,500     XL Capital, Ltd. - Class "A"                                       1,433,250          99
----------------------------------------------------------------------------------------------------
                                                                              15,732,286       1,090
----------------------------------------------------------------------------------------------------
            Health Care--20.5%
 24,000   * Albany Molecular Research, Inc.                                    1,348,500          94
 24,400     Alpharma, Inc.                                                     1,491,450         103
 42,500   * AmeriSource Health Corporation - Class "A"                         1,997,500         139
 50,000   * Arena Pharmaceuticals, Inc.                                        2,150,000         149
 30,000     Cardinal Health, Inc.                                              2,645,625         183
 19,400   * Celgene Corporation                                                1,154,300          80
 30,000   * Elan Corporation PLC                                               1,642,500         114
100,000   * Foundation Health Systems, Inc. - Class "A"                        1,662,500         115
 20,600   * Genzyme Corporation - General Division                             1,404,663          97
 53,000   * Health Management Associates, Inc. - Class "A"                     1,103,063          77
229,200   * HEALTHSOUTH Corporation                                            1,862,250         129
 33,700   * Invitrogen Corporation                                             2,396,913         166
 15,000   * Molecular Devices Corporation                                      1,473,750         102
 30,000   * Pharmaceutical Product Development, Inc.                             796,875          55
 55,000   * Tenet Healthcare Corporation                                       2,000,625         139
 34,200     Teva Pharmaceutical Industries, Ltd. (ADR)                         2,503,013         174
 28,600   * Watson Pharmaceuticals, Inc.                                       1,855,425         129
----------------------------------------------------------------------------------------------------
                                                                              29,488,952       2,045
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Real Estate Investment Trusts--.5%
 30,000     Public Storage, Inc.                                             $   718,125    $     50
----------------------------------------------------------------------------------------------------
            Technology--28.0%
 15,000   * Altera Corporation                                                   716,250          50
 37,100   * ANTEC Corporation                                                  1,094,450          76
 61,100   * CNET Networks, Inc.                                                1,488,359         103
 10,000   * Comverse Technology, Inc.                                          1,080,000          75
 39,900   * Cypress Semiconductor Corporation                                  1,658,344         115
 78,500   * Data Return Corporation                                            1,589,625         110
 21,000   * EMC Corporation                                                    2,081,625         144
 73,500   * Entrust Technologies, Inc.                                         2,030,438         141
 18,000   * Exodus Communications, Inc.                                          888,750          62
 23,200   * Flextronics International, Ltd.                                    1,905,300         132
  3,400   * GlobeSpan, Inc.                                                      414,800          29
 70,300   * InfoSpace, Inc.                                                    2,126,575         147
 17,900   * Integrated Device Technology, Inc.                                 1,619,950         112
 31,600   * Internap Network Services Corporation                              1,021,075          71
 36,000   * Intuit, Inc.                                                       2,052,000         142
  7,100   * JNI Corporation                                                      631,900          44
 32,600   * LSI Logic Corporation                                                953,550          66
 20,000   * MMC Networks, Inc.                                                 2,530,000         175
 37,300   * National Semiconductor Corporation                                 1,501,325         104
 17,000   * Novellus Systems, Inc.                                               791,563          55
 13,100   * Palm, Inc.                                                           693,480          48
100,000   * PeopleSoft, Inc.                                                   2,793,750         194
  4,000   * PMC-Sierra, Inc.                                                     861,000          60
 21,800   * RealNetworks, Inc.                                                   866,550          60
110,000   * Robotic Vision System, Inc.                                          656,568          46
 56,300   * TeleTech Holdings, Inc.                                            1,393,425          97
 84,500   * Thermo Electron Corporation                                        2,197,000         152
 10,000   * VerticalNet, Inc.                                                    351,250          24
 21,200   * Vyyo, Inc.                                                           636,000          44
 45,000   * WebTrends Corporation                                              1,681,875         117
----------------------------------------------------------------------------------------------------
                                                                              40,306,777       2,795
----------------------------------------------------------------------------------------------------
            Utilities--4.9%
 72,800     AGL Resources, Inc.                                                1,460,550         101
 10,000   * APW, Ltd.                                                            487,500          34
 24,500     DQE, Inc.                                                            983,063          68
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Utilities (continued)
 52,500     Montana Power Company                                           $  1,752,188    $    121
 31,000     NSTAR                                                              1,247,750          87
 45,000     Potomac Electric Power Company                                     1,133,438          79
----------------------------------------------------------------------------------------------------
                                                                               7,064,489         490
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $98,717,243)                              127,764,154       8,861
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--12.5%
$10,900 M   Florida Power & Light Co., 6.52%, 10/4/00                         10,892,096         755
  3,000 M   Ford Motor Credit Co., 6%, 10/2/00                                 2,999,000         208
  1,500 M   Illinois Tool Works, Inc., 6.48%, 10/3/00                          1,499,187         104
  2,700 M   Prudential Funding Corp., 6.47%, 10/12/00                          2,694,175         187
----------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $18,084,458)                  18,084,458       1,254
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $116,801,701)                  101.1%       145,848,612      10,115
Excess of Liabilities Over Other Assets                          (1.1)        (1,662,055)       (115)
----------------------------------------------------------------------------------------------------
Net Assets                                                      100.0%      $144,186,557     $10,000
====================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Managers' Letter
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was 43.1% for Class A shares and 41.9% for Class B shares, compared to a return of 56.6% for the Small-Cap Growth Fund group. During the period, the Fund declared a capital gains distribution of $1.206 per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the economy and rising interest rates, as well as sector allocation, stock selection and the generally strong performance of the small capitalization sector. Like the broader stock market, the small-cap sector started the reporting period with a powerful rally, steadily moving upward through March, before tumbling back to earth. The downfall was triggered by the sharp decline of technology stocks, as investors had second thoughts about many companies' chances for real earnings and sustainable growth. The sector recovered somewhat, settled into a trading range and ultimately ended the reporting period with respectable gains.

Amid this volatility, the Special Situations Fund posted solid absolute returns. While the Fund's performance was boosted by a number of sectors, health care was unquestionably the performance leader for the reporting period. Standout stocks that contributed to the Fund's performance include Province Healthcare Co., which operates hospitals in non-urban markets in the United States. The Fund's positions in Impath, Inc., a company that provides cancer diagnostic and prognostic information and Molecular Devices Corp., which manufactures systems that help speed the drug development process, also benefited performance.

Despite some ups and downs, several technology holdings also contributed to the Fund's returns. Top performers included Flextronics International Ltd., a contract manufacturer, and Alpha Industries, Inc., a maker of cellular handsets. Several communication equipment companies performed well, such as Nice Systems Ltd., a manufacturer of computer telephony integration products for voice, fax, and data, and JDS Uniphase Corp., a company involved in the fiber optic communications and broadband markets. Asyst Technologies, Inc., whose products are used in the production of semiconductors, and PRI Automation, Inc., which manufactures systems and software that improve semiconductor factory automation, are examples of holdings in the semiconductor equipment segment that aided performance.

Energy was the third sector that helped the Fund's performance. In particular, our position in Santa Fe International, an international offshore and land contract driller, added to the Fund's returns.



Portfolio Managers' Letter (continued)
FIRST INVESTORS SPECIAL SITUATIONS FUND

Several areas hurt the Fund's performance. The consumer cyclicals sector was disappointing, especially the performance of Ames Department Stores and Tuesday Morning Corp., a closeout retailer. Cinar Corporation's stock price fell as the company announced a delay in reporting 1999 financial results, as their audit committee discovered unauthorized investments.

In the financial sector, good stock selection was not sufficient to offset the Fund's underexposure as this sector rallied in anticipation of the Federal Reserve's recent policy to leave interest rates unchanged.

Going forward, we expect continued volatility in the stock market. A narrowing of price-to-earnings ratios is likely to continue, but leading companies that have real and visible earnings growth will be rewarded. We remain optimistic that technology is still a growth area, but share prices of companies in this sector will be re-evaluated. Both fiscal and monetary policy remain the major questions moving forward. The overall domestic economy and Fed policy, as well as foreign economies and their central bank policies, will play major roles in the direction of the stock market. The Special Situations Fund will continue to seek out the stocks of small companies that show exceptional promise.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DAVID A. HANOVER

David A. Hanover
Co-Portfolio Manager

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
and Co-Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First
Investors Special Situations Fund (Class A shares) and the Russell 2000
Index.

                                   As of September 30, 2000

          SPECIAL SITUATIONS     RUSSELL 2000
                 FUND                INDEX
JAN 91         $ 9,375             $10,000
DEC 91          14,105              14,368
DEC 92          16,539              16,718
DEC 93          19,933              19,561
DEC 94          19,203              18,938
DEC 95          23,798              23,901
DEC 96          26,549              27,857
DEC 97          30,835              34,052
SEP 98          24,788              28,585
SEP 99          32,531              34,058
SEP 00          46,541              42,100

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                43.07%          34.12%
  Five Years              13.98%          12.52%
  Ten Years               17.83%          17.07%
Class B Shares
   One Year               41.94%          37.94%
   Five Years             13.17%          12.93%
   Since Inception
   (1/12/95)              15.99%          15.90%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 1/1/91 with a theoretical investment in the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index widely accepted as a proxy of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V.
  Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 33.87%, 12.20% and 16.60%, respectively. The Class B "S.E.C. Standardized"
  Average Annual Total Return for One Year, Five Years and Since Inception would have been 37.69%, 12.61% and 15.68%, respectively. Results represent past performance and do not indicate future results.
  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--84.9%
            Basic Materials--1.0%
102,100     Cabot Corporation                                               $  3,235,294    $    104
----------------------------------------------------------------------------------------------------
            Capital Goods--6.5%
158,800     Actuant Corporation                                                  625,275          20
 40,300   * American Superconductor Corporation                                1,980,999          64
174,700   * APW, Ltd.                                                          8,516,625         275
 99,000   * Benchmark Electronics, Inc.                                        5,148,000         166
 57,400     Precision Castparts Corporation                                    2,202,725          71
 59,900   * Waste Connections, Inc.                                            1,534,937          50
----------------------------------------------------------------------------------------------------
                                                                              20,008,561         646
----------------------------------------------------------------------------------------------------
            Communication Services--.7%
 55,750   * Allegiance Telecom, Inc.                                           2,076,687          67
----------------------------------------------------------------------------------------------------
            Consumer Cyclicals--10.1%
 18,900   * Administaff, Inc.                                                  1,430,730          46
 93,200   * Children's Place Retail Stores, Inc.                               2,399,900          78
 63,000   * Concurrent Computer Corporation                                    1,197,000          39
157,500   * Electronics Boutique Holdings Corporation                          3,386,250         109
 78,900     Fred's, Inc. - Class "A"                                           1,770,319          57
160,900   * Hibbett Sporting Goods, Inc.                                       4,263,850         138
155,000   * ITT Educational Services, Inc.                                     4,204,375         136
 63,000   * Oakley, Inc.                                                       1,106,437          36
122,300   * Reebok International, Ltd.                                         2,300,769          74
391,500   * THQ, Inc.                                                          9,102,375         294
----------------------------------------------------------------------------------------------------
                                                                              31,162,005       1,007
----------------------------------------------------------------------------------------------------
            Consumer Staples--4.9%
 37,800   * Career Education Corporation                                       1,682,100          54
 85,700   * Hain Celestial Group, Inc.                                         3,010,213          97
112,900   * Suiza Foods Corporation                                            5,722,619         185
 91,400   * Whole Foods Market, Inc.                                           4,907,037         158
----------------------------------------------------------------------------------------------------
                                                                              15,321,969         494
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Energy--4.4%
 88,200   * Patterson Energy, Inc.                                          $  3,031,875    $     98
147,100     Santa Fe International Corporation                                 6,628,694         214
 91,400   * Swift Energy Company                                               3,798,813         123
----------------------------------------------------------------------------------------------------
                                                                              13,459,382         435
----------------------------------------------------------------------------------------------------
            Financial--3.8%
 42,700     Chittenden Corporation                                             1,096,855          35
279,500     HCC Insurance Holdings, Inc.                                       5,677,344         184
149,000     Westamerica Bancorporation                                         4,982,188         161
----------------------------------------------------------------------------------------------------
                                                                              11,756,387         380
----------------------------------------------------------------------------------------------------
            Health Care--23.8%
128,500   * Arena Pharmaceuticals, Inc.                                        5,525,500         178
152,700     Bindley Western Industries, Inc.                                   4,886,400         158
 55,800   * Celgene Corporation                                                3,320,100         107
 44,100   * Cell Therapeutics, Inc.                                            2,940,919          95
 81,900   * Foundation Health Systems, Inc. - Class "A"                        1,361,587          44
151,200   * Impath, Inc.                                                       9,544,500         309
262,700   * Kensey Nash Corporation                                            3,415,100         110
 24,900   * Laboratory Corporation of America Holdings                         2,981,775          96
 99,100   * Medicis Pharmaceutical Corporation - Class "A"                     6,094,650         197
 66,700   * Molecular Devices Corporation                                      6,553,275         212
 51,700   * Pharmaceutical Product Development, Inc.                           1,373,280          44
 23,900   * Protein Design Labs, Inc.                                          2,879,950          93
188,250   * Province Healthcare Company                                        7,518,234         243
 84,900     Teva Pharmaceutical Industries, Ltd. (ADR)                         6,213,619         201
 60,200   * Trigon Healthcare, Inc. - Class "A"                                3,164,263         102
 69,700   * Universal Health Services, Inc. - Class "B"                        5,968,063         193
----------------------------------------------------------------------------------------------------
                                                                              73,741,215       2,382
----------------------------------------------------------------------------------------------------
            Technology--29.7%
 30,050   * Anaren Microwave, Inc.                                             4,075,530         132
 51,700   * Aspen Technology, Inc.                                             2,332,963          75
 25,200   * BEA Systems, Inc.                                                  1,962,450          63
127,300   * Bell Microproducts, Inc.                                           3,978,125         128
 92,000   * Bottomline Technologies, Inc.                                      3,432,750         111
 84,100   * Computer Network Technology Corporation                            2,890,938          93
 40,600   * Elantec Semiconductor, Inc.                                        4,044,775         131
 78,100   * EXE Technologies, Inc.                                             1,171,500          38
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Technology (continued)
 37,900   * F.Y.I., Inc.                                                    $  1,416,513    $     46
 67,400   * Flextronics International, Ltd.                                    5,535,225         179
124,800   * Galileo Technology, Ltd.                                           3,962,400         128
 84,400   * Intuit, Inc.                                                       4,810,800         155
 83,200   * JNI Corporation                                                    7,404,800         240
 89,000   * M-Systems Flash Disk Pioneers, Ltd.                                3,398,688         110
 71,000   * Merix Corporation                                                  4,601,687         149
 57,400   * Microsemi Corporation                                              2,188,375          71
 26,500   * MMC Networks, Inc.                                                 3,352,250         108
 80,000   * N I C E Systems, Ltd. (ADR)                                        5,760,000         186
 51,000   * Netegrity, Inc.                                                    3,570,000         115
124,800   * Oak Technology, Inc.                                               3,416,400         110
 43,500   * PC Connection, Inc.                                                2,479,500          80
 72,500   * Pericom Semiconductor Corporation                                  2,682,500          87
 12,600   * Pixelworks, Inc.                                                     600,863          19
 37,800   * PurchasePro.com, Inc.                                              3,321,675         107
 49,200   * SIPEX Corporation                                                  2,069,475          67
 37,200   * Symyx Technologies, Inc.                                           1,613,550          52
180,500   * TeleTech Holdings, Inc.                                            4,467,375         144
 31,500   * Zebra Technologies Corporation - Class "A"                         1,513,969          49
----------------------------------------------------------------------------------------------------
                                                                              92,055,076       2,973
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $180,733,025)                             262,816,576       8,488
----------------------------------------------------------------------------------------------------
            SHORT-TERM CORPORATE NOTES--11.9%
$ 9,300 M   AT&T Corp., 6.48%, 10/5/00                                         9,291,607         300
  8,000 M   Hewlett-Packard Co., 6.48%, 10/4/00                                7,994,229         258
  8,000 M   Southern California Edison Co., 6.48%, 10/5/00                     7,992,762         258
 11,700 M   Verizon Network Funding, 6.50%, 10/23/00                          11,651,386         377
----------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $36,929,984)                  36,929,984       1,193
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $217,663,009)                  96.8%        299,746,560       9,681
Other Assets, Less Liabilities                                   3.2           9,874,885         319
----------------------------------------------------------------------------------------------------
Net Assets                                                     100.0%       $309,621,445     $10,000
====================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS FOCUSED EQUITY FUND

Dear Investor:

We are pleased to present the annual report for the First Investors Focused Equity Fund for the fiscal year ended September 30, 2000. During the period, the Fund's return on a net asset value basis was -4.6% for Class A shares and -5.4% for Class B shares, compared to a return of 13.3% for the Standard & Poor's 500 Index ("S&P 500").

The disappointing result this year relative to the S&P 500 is largely a product of poor stock performance among our media holdings. The volatility in the market has allowed us to adjust the portfolio to correct one of the large investments we had coming into this year, as well as position the portfolio for a more subdued world economy next year. We have eliminated our investments in some of these, and in other cases reduced the size of the investments. Liberty Media Corp. was a big disappointment. The diversified holding company suffered from a combination of poor performance of some of its well-established holdings, a reduction in the market valuation of its media properties and some ill-timed forays into new investments. We also reduced the size of our investment in Clear Channel Communications, at least until concerns over advertising slowdowns begin to abate next year. We have continued to add to our investment in Viacom, Inc., which we initiated through the purchase of CBS, Inc. prior to the merger with Viacom. Viacom is extremely well positioned to gain market share in some of the more attractive sectors of media. The company should generate over $3 billion of free cash flow next year, enabling management to continue to buy back its stock.

The portfolio remained focused on multinational companies that are leaders in their businesses. These companies are well-managed, strong franchises that are growing internally and using their free cash flow to make accretive acquisitions. These include American International Group, American Express, Tyco International and General Electric Corp. In an economy that is showing signs of slowing, and where interest rates should remain benign, we believed that the earnings strength of these companies would stand out and be recognized in the market. All four companies reported strong third quarter earnings, AIG announced its intention to make opportunistic acquisitions, and General Electric announced its agreement to purchase Honeywell, Inc. The gradual stabilization in commercial lines pricing should help AIG accelerate growth, and its SunAmerica subsidiary should continue to be a positive contributor to earnings growth. Also, the failure in Japan of Chiyoda Mutual Life opens the door for AIG in Japan. The company has been mentioned as a possible buyer of what is left of Chiyoda, but at the very least, AIG stands to gain market share in Asia.



Portfolio Manager's Letter (continued)
FIRST INVESTORS FOCUSED EQUITY FUND

After the rumors of a merger between United Technologies and Honeywell, GE acted quickly to preempt the deal with a proposal of its own. The deal comes with all the concerns of typical large mergers: the question of integration, the issues of the real growth potential of Honeywell's businesses and the antitrust issues. These are all valid issues, and GE's stock traded below $50 for a short time. We used this as an opportunity to add to our investment, as we believe GE will be successful at integrating the business. The question of real growth potential is of greater concern to us, but we believe that we will not have an answer to this until at least 2002. Despite the stock's current weakness, the natural synergies created through this merger have the potential to produce significant growth for GE over the longer term.

Tyco International offered 10% of its undersea cable business to the public in a successful public offering. For all the criticism the company has endured with regard to acquisitions, this offering represents somewhat of a vindication. TyCom Global was purchased from AT&T in 1997 for $850 million. This offering values the business at over $17 billion and expectations for growth are high. Tyco retained 90% ownership, and along with its leading electronics and health care businesses, Tyco is well positioned to continue to grow. Valuation remains very reasonable and should help provide upside as the company continues to execute, even in a slowing economy.

Market volatility remains very high with many issues concerning investors. The U.S. Presidential election, the volatile technology sector, a large number of disappointing earnings releases this quarter, the weak euro and tension in the Middle East have combined to make investors very nervous. We will focus on companies that are well positioned in their industries, well managed and, for the most part, self-financing. Also, with the sales we have made, we are well positioned to take advantage of any real values that may present themselves in the months ahead.

Thank you for placing your trust in First Investors.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ COLIN G. MORRIS

Colin G. Morris
Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Focused Equity Fund (Class A shares) and the Standard & Poor's 500 Index.

                                   As of September 30, 2000

             FOCUSED EQUITY            S&P 500
                 FUND                   INDEX
MAR 99          $ 9,375                $10,000
SEP 99           10,197                  9,956
SEP 00            9,728                 11,279

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year               (4.60%)          (10.59%)
  Since Inception
  (3/22/99)               2.47%            (1.79%)
Class B Shares
  One Year               (5.35%)           (9.14%)
  Since Inception
  (3/22/99)               1.69%             (.26%)

The graph compares a $10,000 investment in the First Investors
Focused Equity Fund (Class A shares) beginning 3/22/99 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return Since Inception would have been (1.86%). The Class B "S.E.C. Standardized" Average Annual Total Return Since Inception would have been (.34%). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--89.9%
            Basic Materials--.4%
 10,000   * TyCom, Ltd.                                                      $   383,750    $     41
----------------------------------------------------------------------------------------------------
            Capital Goods--14.3%
 91,700     General Electric Company                                           5,289,944         570
154,100     Tyco International, Ltd.                                           7,993,938         862
----------------------------------------------------------------------------------------------------
                                                                              13,283,882       1,432
----------------------------------------------------------------------------------------------------
            Communication Services--2.2%
 43,700   * Nextel Communications, Inc.                                        2,042,975         220
----------------------------------------------------------------------------------------------------
            Consumer Staples--22.9%
361,100   * AT&T Corporation - Liberty Media
              Group - Class "A"                                                6,499,800         701
 51,600   * Clear Channel Communications, Inc.                                 2,915,400         314
 98,100     Comcast Corporation - Special Class "A"                            4,015,969         433
 33,000   * General Motors Corporation - Class "H"                             1,226,940         132
 43,300   * Infinity Broadcasting Corporation                                  1,428,900         154
 88,529   * Viacom, Inc. - Class "B"                                           5,178,917         558
----------------------------------------------------------------------------------------------------
                                                                              21,265,926       2,292
----------------------------------------------------------------------------------------------------
            Financial--19.3%
100,500     American Express Company                                           6,105,375         658
 64,800     American International Group, Inc.                                 6,200,550         669
 55,900   * Associates First Capital Corporation                               2,124,200         229
 33,733     Citigroup, Inc.                                                    1,823,690         197
  3,300     M & T Bank Corporation                                             1,683,000         181
----------------------------------------------------------------------------------------------------
                                                                              17,936,815       1,934
----------------------------------------------------------------------------------------------------
            Health Care--9.1%
 81,500     Baxter International, Inc.                                         6,504,719         701
 43,100     Pfizer, Inc.                                                       1,936,806         209
----------------------------------------------------------------------------------------------------
                                                                               8,441,525         910
----------------------------------------------------------------------------------------------------
            Technology--21.7%
 79,400   * America Online, Inc.                                               4,267,750         460
108,000   * Cisco Systems, Inc.                                                5,967,000         644
 11,800     Intel Corporation                                                    491,175          53
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Technology (continued)
 28,100   * L-3 Communications Holdings, Inc.                                $ 1,587,650    $    171
 21,300     Nortel Networks Corporation                                        1,268,681         137
 15,000   * PMC-Sierra, Inc.                                                   3,228,750         348
 10,600   * SDL, Inc.                                                          3,264,800         352
----------------------------------------------------------------------------------------------------
                                                                              20,075,806       2,165
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $75,889,034)                               83,430,679       8,994
----------------------------------------------------------------------------------------------------
            U.S. GOVERNMENT OBLIGATIONS--8.7%
 $  250 M   U.S. Treasury Bills, 6.04%, 11/2/00                                  248,613          26
  3,250 M   U.S. Treasury Bills, 6.05%, 11/16/00                               3,224,156         348
    450 M   U.S. Treasury Bills, 6.14%, 11/30/00                                 445,604          48
  4,200 M   U.S. Treasury Bills, 6%, 12/28/00                                  4,138,898         446
----------------------------------------------------------------------------------------------------
Total Value of U.S. Government Obligations (cost $8,055,838)                   8,057,271         868
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $83,944,872)                  98.6%          91,487,950       9,862
Other Assets, Less Liabilities                                  1.4            1,277,682         138
----------------------------------------------------------------------------------------------------
Net Assets                                                    100.0%         $92,765,632     $10,000
====================================================================================================

* Non-income producing


See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

We are pleased to present the annual report for First Investors Global Fund, Inc. for the twelve months ended September 30, 2000. First Investors Global Fund returned 11.7% for Class A shares and 11.0% for Class B shares. The Morgan Stanley (MSCI) All Country World Free Index returned 8.0% while the MSCI World Index (which is composed of only developed markets) returned 8.5%. During the period, the Fund declared a capital gains distribution of
88.9 cents per share on Class A and Class B shares.

The Fund outperformed the MSCI All Country World Free Index, due primarily to strong stock selection relative to the benchmark. As a result of our view that global economic growth is slowing, we positioned the Fund somewhat defensively at the margin. We were overweight in the health care, finance, and energy sectors, and underweight in the more cyclical industrial and commercial, consumer discretionary sectors and technology, media and telecom ("TMT") sectors. The underweighting in the TMT sectors was mildly beneficial to the Fund during the second and third quarters of this year, when these sectors experienced weakness. However, not having a higher weighting in TMT sector stocks proved to be a negative factor during the fourth quarter of 1999 and first quarter of 2000, and hurt the Fund's performance during the reporting period.

Throughout the year, the geographic allocation of the Fund has been relatively stable. As of September 30, 2000, the Fund was concentrated in North America (40% of Fund), Europe (41%), and Japan (11%). The North American holdings are focused in the U.S. (39% of Fund), with the remainder allocated to Canada. Our European exposure has been consistently diversified across nine or ten countries, with the U.K. representing the largest share at approximately 12.5% of the Fund.

In the U.S., corporate earnings will be pressured by slowing growth, stubbornly high energy prices, and a weak euro. With some further weakness likely in technology, the deteriorating economic and earnings outlooks, and political uncertainty mounting ahead of November's Congressional and Presidential elections, we have increased our exposure to relatively stable and predictable growth sectors such as health care, financials, consumer goods, and utilities. Technology, media, and telecommunications remain problematic, with many cross currents. We have reduced our overall exposure to these sectors, but we remain alert for opportunities if and when they arise.

We maintained our overweight position in continental Europe, although we did reduce the Fund's weighting slightly during the reporting period. Europe faces a period of slower GDP growth as consumer spending is negatively affected by surging import prices caused by the high cost of energy and weak currencies. Despite the challenging consumer environment, the first half of 2001 should be markedly stronger. Recent tax cuts and an increase in exports due to record lows in the euro, making European goods and services cheaper to the rest of the world, should take hold and finally help to boost medium-term European GDP growth above U.S. levels. Inflation will rise further toward the end of this year but should subside next year. Corporate profits will benefit over the next six months, in spite of slightly higher interest rates and inflation.



We added to our U.K. holdings over the course of the year and now have an overweight position. The U.K. market has underperformed dramatically over the last couple of years, and relative valuations have become more attractive. While the U.K. looks relatively robust, our additions in the U.K. have been more stock and sector driven than market driven, as we have found attractive stocks in the consumer and finance sectors.

Our weighting in Japan has increased modestly in recent months, bringing the exposure roughly in line with that of the benchmark. Many of the cyclical and structural concerns remain, but the picture has improved at the margin, which, in the context of substantial underperformance, provides an opportunity. Japan's cyclical upturn is unfolding somewhat better than we had thought, delivering modest 2% GDP growth this year. Technology investment and exports remain the economy's main engines. Data are finally showing a faint rise in consumption, led by communications related services. Profits continue their rebound, although expensive oil and the weak euro will dampen profit growth somewhat. The challenge in Japan is finding good companies in which to invest. While corporate restructuring is spreading and will benefit the Japanese economy in the long run, the ability to find companies that will produce profits in the short run is more difficult.

Exposure to developed and emerging Asia continues to be minimal as higher oil prices and a slowdown in the U.S. economy will have a negative impact on the more export oriented and resource poor Asian countries such as Korea, Taiwan, and Singapore. China and Hong Kong will remain more insulated as domestic economic growth in China accelerates. Elsewhere in emerging markets, we are quite cautious as the emerging economies typically underperform in a slowing economic environment.

High energy prices, the weak euro, and general uncertainty about the global economic cycle should continue to weigh on financial market performance into next year. Prospects remain high for a global soft landing, with technology continuing as the central driver of global growth. Despite the oil price squeeze, companies in the major equity markets should still see earnings growth this year and next.

In closing, we believe the Fund is well positioned to capitalize on the opportunities present in this environment. As always, it is important to remember that stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. There are also currency risks as well as country specific political and economic risks to investing internationally. While there is a fair degree of diversification across markets and companies with this Fund, diversification cannot totally protect from falling stock prices. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the markets.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ TROND SKRAMSTAD

Trond Skramstad
Portfolio Manager

October 31, 2000



Cumulative Performance Information
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) and the Morgan Stanley Capital
International ("MSCI") All Country World Free Index.

                                   As of September 30, 2000

                                MORGAN STANLEY
          FIRST INVESTORS        ALL COUNTRY
              GLOBAL             WORLD FREE
               FUND                 INDEX
JAN 91       $ 9,375               $10,000
DEC 91        10,951                11,991
DEC 92        10,427                11,484
DEC 93        12,823                14,341
DEC 94        12,338                15,062
DEC 95        14,537                17,993
DEC 96        16,635                20,361
DEC 97        17,963                23,415
SEP 98        17,739                23,575
SEP 99        22,971                30,860
SEP 00        25,665                33,334

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  One Year                11.73%           4.75%
  Five Years              13.14%          11.68%
  Ten Years               11.26%          10.53%
Class B Shares
  One Year                10.99%           6.99%
  Five Years              12.27%          12.02%
  Since Inception
  (1/12/95)               13.12%          13.02%

The graph compares a $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) beginning 1/1/91 with a theoretical investment in the MSCI All Country World Free Index. The MSCI All Country World Free Index represents both the developed and the emerging markets. The Index includes 47 markets of which emerging markets represent approximately 4.75%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the year ended 9/30/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures from Morgan Stanley & Co., Inc. and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            COMMON STOCKS--96.1%
            United States--37.2%
 78,500     Abbott Laboratories                                             $  3,733,656    $     99
 58,800     Alcoa, Inc.                                                        1,488,375          40
 44,600   * America Online, Inc.                                               2,397,250          64
 41,000     American Home Products Corporation                                 2,319,063          62
 54,753     American International Group, Inc.                                 5,239,178         139
 61,200   * AT&T Corporation - Liberty Media
              Group - Class "A"                                                1,101,600          29
 36,425     AT&T Wireless Group                                                1,069,984          28
 25,900     Caterpillar, Inc.                                                    874,125          23
 31,100     Chevron Corporation                                                2,651,275          70
118,400   * Cisco Systems, Inc.                                                6,541,600         174
111,149     Citigroup, Inc.                                                    6,008,993         160
 10,200     Corning, Inc.                                                      3,029,400          81
 49,150     CVS Corporation                                                    2,276,259          61
 51,400   * Dell Computer Corporation                                          1,583,763          42
 42,951     Du Pont (E.I.) de Nemours & Company                                1,779,782          47
 60,300     Exxon Mobil Corporation                                            5,374,237         143
 37,700     Gannett Company, Inc.                                              1,998,100          53
 88,800     General Electric Company                                           5,122,650         136
 24,300   * General Motors Corporation - Class "H"                               903,474          24
 31,400     Gillette Company                                                     969,475          26
 15,200   * Guidant Corporation                                                1,074,450          29
 36,650     Hewlett-Packard Company                                            3,555,050          95
 52,800     Home Depot, Inc.                                                   2,801,700          74
 36,600     Honeywell International, Inc.                                      1,303,875          35
 89,760     Intel Corporation                                                  3,736,260          99
 31,400     International Business Machines Corporation                        3,532,500          94
 14,300   * JDS Uniphase Corporation                                           1,354,031          36
 41,000     Johnson & Johnson                                                  3,851,438         102
 23,725     Kimberly-Clark Corporation                                         1,324,152          35
 28,400     Lucent Technologies, Inc.                                            867,975          23
 27,600     Marsh & McLennan Companies, Inc.                                   3,663,900          97
 73,200     McDonald's Corporation                                             2,209,725          59
 37,000     Merrill Lynch & Company, Inc.                                      2,442,000          65
 15,000   * Micron Technology, Inc.                                              690,000          18
 60,600   * Microsoft Corporation                                              3,651,150          97
 23,800   * Oracle Corporation                                                 1,874,250          50
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            United States (continued)
 55,000     PepsiCo, Inc.                                                   $  2,530,000    $     67
108,625     Pfizer, Inc.                                                       4,881,335         130
 59,500     Pharmacia Corporation                                              3,581,156          95
 21,000     Praxair, Inc.                                                        784,875          21
 30,180     Procter & Gamble Company                                           2,022,060          54
 60,800     SBC Communications, Inc.                                           3,040,000          81
 28,600     Schlumberger, Ltd.                                                 2,354,138          63
142,237     Southwest Airlines Company                                         3,449,247          92
 27,800   * Sprint Corporation                                                   974,738          26
 47,500     State Street Corporation                                           6,175,000         164
 59,600     Texas Instruments, Inc.                                            2,812,375          75
  5,536     Transocean Sedco Forex, Inc.                                         324,548           9
 10,790   * Verisign, Inc.                                                     2,185,649          58
 10,700   * Veritas Software Corporation                                       1,519,400          40
 41,230   * Viacom, Inc. - Class "B"                                           2,411,955          64
 54,400     Wal-Mart Stores, Inc.                                              2,618,000          70
 18,800     Weyerhaeuser Company                                                 759,050          20
105,568   * WorldCom, Inc.                                                     3,206,628          85
----------------------------------------------------------------------------------------------------
                                                                             140,024,849       3,723
----------------------------------------------------------------------------------------------------
            United Kingdom--12.5%
103,700     3i Group PLC                                                       2,580,383          69
117,600     AstraZeneca PLC                                                    6,162,010         164
117,800     Barclays PLC                                                       3,260,412          87
271,100     Billiton PLC                                                         968,986          26
494,782     BP Amoco PLC                                                       4,403,842         117
420,400     British Airways PLC                                                1,776,112          47
236,465     Cable & Wireless PLC                                               3,373,770          90
 71,539   * Colt Telecom Group PLC                                             2,051,946          55
 69,724     Lloyds TSB Group PLC                                                 650,479          17
143,800     Marconi PLC                                                        1,966,627          52
167,186     Prudential Corporation PLC                                         2,281,512          61
160,335     Psion PLC                                                          1,754,209          47
270,500     Rentokil Initial PLC                                                 606,900          16
 84,200     Royal Bank of Scotland Group PLC                                   1,777,713          47
175,900     Safeway PLC                                                          746,396          20
526,009     Smith & Nephew PLC                                                 2,294,228          61
 88,600     SmithKline Beecham PLC                                             1,213,670          32
 34,300     SmithKline Beecham PLC (ADR)                                       2,353,838          63
 98,716     Standard Chartered PLC                                             1,437,623          38
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            United Kingdom (continued)
  219,900   Tesco PLC                                                        $   807,928     $    21
1,037,412   Vodafone AirTouch PLC                                              3,872,879         103
  103,100   Williams PLC                                                         503,030          13
----------------------------------------------------------------------------------------------------
                                                                              46,844,493       1,246
----------------------------------------------------------------------------------------------------
            Japan--10.7%
  155,000   Asahi Bank, Ltd.                                                     638,303          17
   42,000   Canon, Inc.                                                        1,861,743          49
   79,000   Dai Nippon Printing Company, Ltd.                                  1,173,376          31
   10,000   Fuji Soft ABC, Inc.                                                  685,730          18
   66,000   Fujisawa Pharmaceutical Company, Inc.                              2,430,872          65
   29,000   Hoya Corporation                                                   2,273,089          60
    3,300   Ito En, Ltd.                                                         262,632           7
    7,400   Konami Company, Ltd.                                                 610,846          16
    9,800   Kyocera Corporation                                                1,496,391          40
   26,300   Matsumotokiyoshi Company, Ltd.                                     2,226,957          59
   11,000   Matsushita Communication Industrial Company, Ltd.                  1,487,229          40
   81,000   Matsushita Electric Industrial Company, Ltd.                       2,121,321          56
   42,000   NEC Corporation                                                      954,192          25
        2   Net One Systems Company, Ltd.                                         56,820           2
  193,000   Nikko Securities Company, Ltd.                                     1,714,603          46
      123   Nippon Telegraph & Telephone Corporation                           1,206,552          32
       50   NTT Dacomo                                                         1,434,388          38
   68,000   Omron Corporation                                                  1,790,302          48
   15,000   Pioneer Corporation                                                  610,772          16
   26,800   Promise Company, Ltd.                                              2,070,887          55
   81,000   Ricoh Company, Ltd.                                                1,472,932          39
    3,200   Rohm Company, Ltd.                                                   876,846          23
   27,900   Softbank Corporation                                               2,607,718          69
   28,200   Sony Corporation                                                   2,860,189          76
  116,000   Tokai Bank, Ltd.                                                     589,339          16
  132,000   Toshiba Corporation                                                1,063,964          28
   26,300   Uni-Charm Corporation                                              1,404,322          37
   34,000   Yamanouchi Pharmaceutical Company, Ltd.                            1,636,128          43
   25,000   Yamato Transport Company, Ltd.                                       552,934          15
----------------------------------------------------------------------------------------------------
                                                                              40,171,377       1,066
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            France--8.0%
 28,210     Air Liquide SA                                                   $ 3,308,589    $     88
 81,100     Aventis SA                                                         6,083,514         162
 11,190     AXA-Uap                                                            1,461,526          39
 26,980     BNP Paribas                                                        2,378,604          63
  4,209     Canal Plus                                                           630,341          17
 21,800     Carrefour SA                                                       1,610,262          43
  9,500     France Telecom SA                                                  1,017,787          27
 16,000     L'Oreal SA                                                         1,241,854          33
 11,300     Pechiney SA                                                          451,743          12
 12,600     Pinault-Printemps-Redoute SA                                       2,218,340          59
 20,000     Societe Television Francaise 1                                     1,147,250          30
 10,848   * Thomson Multimedia                                                   545,682          15
 44,544     Total Fina SA - Class "B"                                          6,517,611         173
 21,900     Vivendi SA                                                         1,627,312          43
----------------------------------------------------------------------------------------------------
                                                                              30,240,415         804
----------------------------------------------------------------------------------------------------
            Netherlands--4.5%
 85,200     Aegon NV                                                           3,214,330          85
 67,500     Fortis (NL) NV                                                     2,067,036          55
 25,500     Heineken NV                                                        1,417,736          38
 35,969     ING Groep NV                                                       2,395,935          64
 13,425     Koninklijke Philips Electronics NV                                   577,806          15
 27,100   * KPNQwest NV                                                          771,283          21
 83,700     Royal Dutch Petroleum Company                                      5,059,031         134
 14,800     Royal Dutch Petroleum Company - NY Shares (ADR)                      887,075          24
 14,300     VNU NV                                                               719,325          19
----------------------------------------------------------------------------------------------------
                                                                              17,109,557         455
----------------------------------------------------------------------------------------------------
            Spain--3.9%
 55,200     Banco Popular Espanol SA                                           1,692,812          45
314,400     Banco Santander Central Hispano SA                                 3,451,578          92
113,200     Endesa SA                                                          2,127,849          57
105,900     Endesa SA (ADR)                                                    1,985,625          53
 74,717   * Promotora de Informaciones SA                                      1,688,006          45
 54,300     Repsol-YPF SA                                                        999,127          27
 44,654   * Telefonica SA (ADR)                                                2,654,121          71
----------------------------------------------------------------------------------------------------
                                                                              14,599,118         390
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Germany--3.6%
 74,700     BASF AG                                                          $ 2,640,206    $     70
 92,000     Bayerische Motoren Werke (BMW) AG                                  3,142,053          84
 16,200     Deutsche Bank AG                                                   1,343,871          36
 77,800     Deutsche Telekom AG                                                2,670,816          71
 64,900     RWE AG                                                             2,279,515          61
 10,053     Siemens AG                                                         1,293,061          34
----------------------------------------------------------------------------------------------------
                                                                              13,369,522         356
----------------------------------------------------------------------------------------------------
            Switzerland--3.3%
 13,970     Credit Suisse Group                                                2,610,686          69
  3,396     Nestle AG                                                          7,073,363         188
  1,760     Novartis AG - Reg. Shs.                                            2,698,449          72
----------------------------------------------------------------------------------------------------
                                                                              12,382,498         329
----------------------------------------------------------------------------------------------------
            Italy--2.6%
 63,100     Alleanza Assicurazioni                                               835,286          22
 50,400     Banca Fideuram SpA                                                   835,297          22
265,600     ENI SpA                                                            1,406,352          37
170,883     Mediaset SpA                                                       2,545,576          68
337,800     Telecom Italia Mobile SpA                                          2,730,674          73
133,222     Telecom Italia SpA                                                 1,415,524          38
----------------------------------------------------------------------------------------------------
                                                                               9,768,708         260
----------------------------------------------------------------------------------------------------
            Sweden--1.7%
 46,370     ForeningsSparbanken AB                                               659,472          18
374,250     Skandinaviska Enskilda Banken - Class "A"                          4,526,121         120
 70,140     Telefonaktiebolaget L.M. Ericsson - Class "B"                      1,066,699          28
----------------------------------------------------------------------------------------------------
                                                                               6,252,292         166
----------------------------------------------------------------------------------------------------
            Canada--1.5%
 77,200     Alcan Aluminum, Ltd.                                               2,234,521          59
 53,500     Nortel Networks Corporation                                        3,185,827          85
----------------------------------------------------------------------------------------------------
                                                                               5,420,348         144
----------------------------------------------------------------------------------------------------
            Australia--1.3%
 89,400     News Corporation, Ltd. (ADR)                                       5,011,988         132
----------------------------------------------------------------------------------------------------



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2000

----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
                                                                                            For Each
                                                                                          $10,000 of
 Shares     Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            Hong Kong--1.2%
284,000     Cheung Kong Holdings, Ltd.                                       $ 3,433,031    $     91
121,000     Sun Hung Kai Properties, Ltd.                                      1,140,646          30
----------------------------------------------------------------------------------------------------
                                                                               4,573,677         121
----------------------------------------------------------------------------------------------------
            Bermuda--.9%
 25,200   * Global Crossing, Ltd.                                                781,200          21
 49,850     Tyco International, Ltd.                                           2,585,969          69
----------------------------------------------------------------------------------------------------
                                                                               3,367,169          90
----------------------------------------------------------------------------------------------------
            Israel--.7%
 36,000   * Gilat Satellite Networks, Ltd.                                     2,767,500          74
----------------------------------------------------------------------------------------------------
            China--.7%
 82,800   * China Mobile, Ltd.                                                   549,565          15
 94,500   * China Unicom, Ltd. (ADR)                                           2,061,281          55
----------------------------------------------------------------------------------------------------
                                                                               2,610,846          70
----------------------------------------------------------------------------------------------------
            Finland--.6%
 35,600     Nokia OYJ - Class "A"                                              1,442,668          38
 29,000     Upm-Kymmene Corporation                                              741,415          20
----------------------------------------------------------------------------------------------------
                                                                               2,184,083          58
----------------------------------------------------------------------------------------------------
            South Korea--.5%
 10,950     Samsung Electronics                                                1,983,500          53
----------------------------------------------------------------------------------------------------
            Ireland--.3%
117,386     Allied Irish Banks PLC                                             1,280,411          33
----------------------------------------------------------------------------------------------------
            Singapore--.2%
156,454     Overseas Union Bank, Ltd.                                            728,195          18
----------------------------------------------------------------------------------------------------
            India--.1%
 33,300     ICICI, Ltd. (ADR)                                                    366,300          10
----------------------------------------------------------------------------------------------------
            Luxembourg--.1%
  3,300     RTL Group                                                            357,624          10
----------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $287,087,337)                             361,414,470       9,608
----------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                                                                              Amount
                                                                                            Invested
Shares or                                                                                   For Each
Principal                                                                                 $10,000 of
   Amount   Security                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------
            PREFERRED STOCKS--.0%
            Brazil
 23,000   * Vale Do Rio Doce - Class "B" (cost $0)                          $         --    $     --
----------------------------------------------------------------------------------------------------
            REPURCHASE AGREEMENT--3.5%
$13,174 M   Lehman Brothers, Inc., 6.53%, 10/02/00,
              (collateralized by U.S. Treasury Strips,
              due 5/15/12, valued at $13,626,548)
              (cost $13,174,000)                                              13,174,000         350
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $300,261,337)                 99.6%         374,588,470       9,958
Other Assets, Less Liabilities                                  0.4            1,582,641          42
----------------------------------------------------------------------------------------------------
Net Assets                                                    100.0%        $376,171,111    $ 10,000
====================================================================================================

* Non-income producing


See notes to financial statements



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2000

Sector diversification of the portfolio was as follows:
--------------------------------------------------------------------------------------------
                                                          Percentage
Sector                                                  of Net Assets              Value
--------------------------------------------------------------------------------------------
Banks                                                      10.5%                $ 39,575,911
Drugs                                                       9.9                   37,211,472
Media                                                       8.1                   30,544,748
Telephone                                                   7.5                   28,051,567
Energy Sources                                              7.3                   27,298,550
Communications Equipment                                    6.3                   23,709,557
Insurance                                                   5.6                   21,158,703
Retail                                                      4.1                   15,305,843
Software & Services                                         3.8                   14,203,222
Electronics                                                 3.5                   13,127,370
Computers & Office Equipment                                3.3                   12,339,571
Food/Beverage/Tobacco                                       3.0                   11,283,731
Financial Services                                          2.6                    9,643,170
Medical Products                                            2.5                    9,375,423
Chemicals                                                   2.3                    8,513,452
Electrical Equipment                                        2.2                    8,206,013
Entertainment Products                                      2.0                    7,610,895
Travel & Leisure                                            2.0                    7,435,084
Household Products                                          1.8                    6,961,862
Electric Utilities                                          1.7                    6,392,989
Metals & Minerals                                           1.4                    5,143,624
Business Services                                           1.2                    4,542,961
Machinery & Manufacturing                                   0.9                    3,460,094
Automotive                                                  0.8                    3,142,053
Energy Services                                             0.7                    2,678,685
Paper & Forest Products                                     0.4                    1,500,465
Aerospace & Defense                                         0.3                    1,303,875
Real Estate Companies                                       0.3                    1,140,646
Transportation                                              0.1                      552,934
Repurchase Agreement                                        3.5                   13,174,000
--------------------------------------------------------------------------------------------
Total Value of Investments                                 99.6                  374,588,470
Other Assets, Less Liabilities                              0.4                    1,582,641
--------------------------------------------------------------------------------------------
Net Assets                                                100.0%                $376,171,111
============================================================================================


See notes to financial statements



This page intentionally left blank.



Statement of Assets and Liabilities
FIRST INVESTORS
September 30, 2000

-----------------------------------------------------------------------------------------------
                                          TOTAL        GROWTH &                       UTILITIES
                                         RETURN          INCOME       BLUE CHIP          INCOME
-----------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $116,285,461    $460,284,864    $531,565,707    $180,388,963
                                   ============    ============    ============    ============

At value (Note 1A)                 $135,199,295    $597,305,994    $727,810,829    $218,225,523
Cash (overdraft)                       (124,267)        498,570         343,412         768,344
Receivables:
Dividends and interest                  707,558         671,189         239,267         413,251
Shares sold                             442,673       1,250,424       1,710,147         697,146
Investment securities sold            1,284,470       5,770,242       8,781,533       1,173,134
Forward currency contracts
  (Note 4)                                   --              --              --              --
Other assets                                 --              --              --              --
                                   ------------    ------------    ------------    ------------
Total Assets                        137,509,729     605,496,419     738,885,188     221,277,398
                                   ------------    ------------    ------------    ------------

Liabilities
Payables:
Investment securities
  purchased                             995,088       2,837,104      17,843,099       1,164,412
Shares redeemed                          77,884         640,635         532,074         336,354
Accrued advisory fees                    81,403         353,493         433,802         133,106
Accrued expenses                         41,813         142,980         128,917          44,997
                                   ------------    ------------    ------------    ------------
Total Liabilities                     1,196,188       3,974,212      18,937,892       1,678,869
                                   ------------    ------------    ------------    ------------
Net Assets                         $136,313,541    $601,522,207    $719,947,296    $219,598,529
                                   ============    ============    ============    ============

Net Assets Consist of:
Capital paid in                    $107,284,720    $411,000,420    $446,581,483    $166,751,733
Undistributed net investment
  income                              1,101,964              --              --       1,021,206
Accumulated net
  realized gain (loss)
  on investments and foreign
  currency transactions               9,013,023      53,500,657      77,120,691      13,989,030
Net unrealized appreciation
  in value
  of investments and foreign
  currency transactions              18,913,834     137,021,130     196,245,122      37,836,560
                                   ------------    ------------    ------------    ------------
Total                              $136,313,541    $601,522,207    $719,947,296    $219,598,529
                                   ============    ============    ============    ============

Net Assets:
Class A                            $120,188,359    $494,026,515    $615,346,256    $187,470,821
Class B                            $ 16,125,182    $107,495,692    $104,601,040    $ 32,127,708
Shares outstanding (Note 5):
Class A                               7,387,198      29,749,673      19,794,814      21,795,190
Class B                               1,004,509       6,648,217       3,462,189       3,791,674

Net asset value
  and redemption price
  per share - Class A                    $16.27          $16.61          $31.09           $8.60
                                   ============    ============    ============    ============

Maximum offering
  price per share - Class A
  (Net asset value/.9375)*               $17.35          $17.72          $33.16           $9.17
                                   ============    ============    ============    ============

Net asset value
  and offering price per share -
  Class B (Note 5)                       $16.05          $16.17          $30.21           $8.47
                                   ============    ============    ============    ============

* On purchases of $25,000 or more, the sales charge is reduced.


-----------------------------------------------------------------------------------------------
                                        MID-CAP         SPECIAL         FOCUSED
                                    OPPORTUNITY      SITUATIONS          EQUITY          GLOBAL
-----------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $116,801,701    $217,663,009    $ 83,944,872    $300,261,337
                                   ============    ============    ============    ============

At value (Note 1A)                 $145,848,612    $299,746,560    $ 91,487,950    $374,588,470
Cash (overdraft)                      2,269,121         510,512         183,294          50,311
Receivables:
Dividends and interest                   31,190          37,327          14,465         543,073
Shares sold                             764,318         364,088         134,539         274,357
Investment securities sold            1,586,975      14,916,255       2,336,826       5,124,934
Forward currency contracts
  (Note 4)                                   --              --              --          26,520
Other assets                                 --              --              --          20,335
                                   ------------    ------------    ------------    ------------
Total Assets                        150,500,216     315,574,742      94,157,074    380,628,000
                                   ------------    ------------    ------------    ------------

Liabilities
Payables:
Investment securities
  purchased                           6,036,031       5,325,302       1,120,284       3,690,320
Shares redeemed                         137,850         365,911         165,221         320,299
Accrued advisory fees                    84,603         179,109          57,842         302,926
Accrued expenses                         55,175          82,975          48,095         143,344
                                   ------------    ------------    ------------    ------------
Total Liabilities                     6,313,659       5,953,297       1,391,442      4,456,889
                                   ------------    ------------    ------------    ------------
Net Assets                         $144,186,557    $309,621,445    $ 92,765,632    $376,171,111
                                   ============    ============    ============    ============

Net Assets Consist of:
Capital paid in                    $107,845,212    $180,671,391    $ 95,345,938    $267,762,853
Undistributed net investment
  income                                     --              --              --              --
Accumulated net
  realized gain (loss)
  on investments and foreign
  currency transactions               7,294,434      46,866,503     (10,123,384)     34,085,268
Net unrealized appreciation
  in value
  of investments and foreign
  currency transactions              29,046,911      82,083,551       7,543,078      74,322,990
                                   ------------    ------------    ------------    ------------
Total                              $144,186,557    $309,621,445    $ 92,765,632    $376,171,111
                                   ============    ============    ============    ============

Net Assets:
Class A                            $120,434,978    $275,786,205    $ 75,101,573    $350,468,878
Class B                            $ 23,751,579    $ 33,835,240    $ 17,664,059    $ 25,702,233
Shares outstanding (Note 5):
Class A                               4,516,774       8,667,358       7,238,470      43,197,654
Class B                                 929,868       1,110,884       1,720,899       3,295,256

Net asset value
  and redemption price
  per share - Class A                    $26.66          $31.82          $10.38           $8.11
                                   ============    ============    ============    ============

Maximum offering
  price per share - Class A
  (Net asset value/.9375)*               $28.44          $33.94          $11.07           $8.65
                                   ============    ============    ============    ============

Net asset value
  and offering price per share -
  Class B (Note 5)                       $25.54          $30.46          $10.26           $7.80
                                   ============    ============    ============    ============


See notes to financial statements



Statement of Operations
FIRST INVESTORS
Year Ended September 30, 2000

-----------------------------------------------------------------------------------------------
                                          TOTAL        GROWTH &                       UTILITIES
                                         RETURN          INCOME       BLUE CHIP          INCOME
-----------------------------------------------------------------------------------------------
Investment Income
Dividends                          $    644,558    $  5,051,727    $  4,111,967    $  4,739,956
Interest                              3,478,472       2,451,856       2,358,180       1,042,592
                                   ------------    ------------    ------------    ------------
Total Income                          4,123,030       7,503,583       6,470,147       5,782,548
                                   ------------    ------------    ------------    ------------

Expenses (Notes 1 and 3):
Advisory fees                         1,232,554       4,119,353       5,489,768       1,512,689
Distribution plan expenses -
Class A                                 330,119       1,390,062       1,738,487         523,264
Distribution plan expenses -
Class B                                 131,137         983,961         923,894         271,207
Shareholder servicing costs             269,123       1,141,206       1,241,507         414,463
Professional fees                        15,077          59,287          66,981          23,953
Custodian fees and expenses              22,399          70,277          68,509          24,220
Reports and notices to
  shareholders                           18,388          85,055          94,636          28,775
Other expenses                           26,289          73,957          85,002          21,025
                                   ------------    ------------    ------------    ------------

Total expenses                        2,045,086       7,923,158       9,708,784       2,819,596
Expenses (waived or
  assumed) repaid
  to advisor (Note 3)                  (308,139)             --        (498,634)             --
Custodian fees paid
  indirectly                            (22,399)        (34,265)        (16,260)        (24,220)
                                   ------------    ------------    ------------    ------------
Net expenses                          1,714,548       7,888,893       9,193,890       2,795,376
                                   ------------    ------------    ------------    ------------
Net investment income (loss)          2,408,482        (385,310)     (2,723,743)      2,987,172
                                   ------------    ------------    ------------    ------------

Realized and Unrealized Gain
(Loss) on Investments
and Foreign Currency
Transactions (Note 2):

Net realized gain
  (loss) on investments
  and foreign currency
  transactions                        9,484,865      58,782,844      79,889,248      14,594,336
Net unrealized appreciation
  of investments
  and foreign currency
  transactions                        7,620,689      39,432,427      39,036,359      11,421,000
                                   ------------    ------------    ------------    ------------

Net gain (loss) on investments
  and foreign
  currency transactions              17,105,554      98,215,271     118,925,607      26,015,336
                                   ------------    ------------    ------------    ------------

Net Increase (decrease)
  in Net Assets
  Resulting from Operations         $19,514,036     $97,829,961    $116,201,864     $29,002,508
                                   ============    ============    ============    ============

+ Net of $505,784 foreign taxes withheld.



-----------------------------------------------------------------------------------------------
                                        MID-CAP         SPECIAL         FOCUSED
                                    OPPORTUNITY      SITUATIONS          EQUITY          GLOBAL
-----------------------------------------------------------------------------------------------
Investment Income
Dividends                          $    278,253    $    474,442    $    225,162    $  4,597,282+
Interest                                643,865       1,467,849         585,093         790,543
                                   ------------    ------------    ------------    ------------
Total Income                            922,118       1,942,291         810,255       5,387,825
                                   ------------    ------------    ------------    ------------

Expenses (Notes 1 and 3):
Advisory fees                         1,017,016       2,480,251         700,304       3,806,620
Distribution plan expenses -
  Class A                               258,342         710,978         225,891       1,083,509
Distribution plan expenses -
  Class B                               153,477         269,542         180,253         234,421
Shareholder servicing costs             323,445         783,139         368,736         895,808
Professional fees                        13,564          28,895          23,289          53,924
Custodian fees and expenses              21,055          42,456          15,099         337,203
Reports and notices to
  shareholders                           27,677          61,198          24,902          67,413
Other expenses                           16,990          39,311          15,724          64,733
                                   ------------    ------------    ------------    ------------

Total expenses                        1,831,566       4,415,770       1,554,198       6,543,631
Less: Expenses (waived or
  assumed) repaid
  to advisor (Note 3)                  (254,259)       (498,619)         98,991              --
Custodian fees paid
  indirectly                            (20,761)        (23,727)         (8,446)             --
                                   ------------    ------------    ------------    ------------
Net expenses                          1,556,546       3,893,424       1,644,743       6,543,631
                                   ------------    ------------    ------------    ------------
Net investment income (loss)           (634,428)     (1,951,133)       (834,488)     (1,155,806)
                                   ------------    ------------    ------------    ------------

Realized and Unrealized Gain
(Loss) on  Investments
and Foreign Currency
Transactions (Note 2):

Net realized gain
  (loss) on investments
  and foreign currency
  transactions                        9,859,101      48,854,825      (9,857,538)     37,837,781
Net unrealized appreciation
  of investments
  and foreign currency
  transactions                       19,748,419      42,169,390       5,063,573       2,079,860
                                   ------------    ------------    ------------    ------------

Net gain (loss) on investments
  and foreign
  currency transactions              29,607,520      91,024,215      (4,793,965)     39,917,641
                                   ------------    ------------    ------------    ------------

Net Increase (decrease)
  in Net Assets
  Resulting from Operations         $28,973,092     $89,073,082     $(5,628,453)    $38,761,835
                                   ============    ============    ============    ============


See notes to financial statements



Statement of Changes in Net Assets
FIRST INVESTORS

-----------------------------------------------------------------------------------------------
                                                   TOTAL RETURN                 GROWTH & INCOME
                                   ----------------------------    ----------------------------
Year Ended September 30                    2000            1999            2000            1999
-----------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income (loss)       $  2,408,482    $  1,899,010    $   (385,310)   $    740,343
Net realized gain on
  investments                         9,484,865       2,423,160      58,782,844      42,168,688
Net unrealized appreciation
  of investments                      7,620,689       4,417,389      39,432,427      28,436,909
                                   ------------    ------------    ------------    ------------
Net increase in net assets
  resulting from operations          19,514,036       8,739,559      97,829,961      71,345,940
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income -
  Class A                            (1,850,597)     (1,713,302)       (224,009)       (992,115)
Net investment income -
  Class B                              (137,790)        (89,161)             --         (40,249)
Net realized gains - Class A         (2,610,266)     (6,072,779)    (38,908,483)        (42,283)
Net realized gains - Class B           (279,235)       (367,813)     (8,142,287)         (7,315)
                                   ------------    ------------    ------------    ------------
Total distributions                  (4,877,888)     (8,243,055)    (47,274,779)     (1,081,962)
                                   ------------    ------------    ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold            23,930,183      22,168,315      92,133,391     102,341,947
Value of shares issued for
  acquisition**                              --              --              --              --
Reinvestment of distributions         4,426,167       7,731,158      38,682,692       1,048,356
Cost of shares redeemed             (13,427,213)    (11,023,441)    (57,061,761)    (43,412,409)
                                   ------------    ------------    ------------    ------------
                                     14,929,137      18,876,032      73,754,322      59,977,894
                                   ------------    ------------    ------------    ------------

Class B:
Proceeds from shares sold             6,102,438       5,749,808      26,306,562      30,709,718
Reinvestment of distributions           415,143         453,589       8,111,584          15,077
Cost of shares redeemed              (1,326,603)       (778,629)    (12,213,882)     (6,576,464)
                                   ------------    ------------    ------------    ------------
                                      5,190,978       5,424,768      22,204,264      24,148,331
                                   ------------    ------------    ------------    ------------
Net increase from share
  transactions                       20,120,115      24,300,800      95,958,586      84,126,225
                                   ------------    ------------    ------------    ------------
Net increase in net assets           34,756,263      24,797,304     146,513,768     154,390,203

Net Assets
Beginning of year                   101,557,278      76,759,974     455,008,439     300,618,236
                                   ------------    ------------    ------------    ------------
End of year+                       $136,313,541    $101,557,278    $601,522,207    $455,008,439
                                   ============    ============    ============    ============

+Includes undistributed net
 investment income of              $  1,101,964    $    681,869    $         --    $    211,186
                                   ============    ============    ============    ============

*Shares Issued and Redeemed

Class A:
Sold                                  1,520,668       1,525,660       5,667,944       6,803,906
Issued for acquisition**                     --              --              --              --
Issued for distributions
  reinvested                            298,094         562,168       2,696,717          74,965
Redeemed                               (852,226)       (758,163)     (3,504,822)     (2,913,486)
                                   ------------    ------------    ------------    ------------
Net increase in Class A
shares outstanding                      966,536       1,329,665       4,859,839       3,965,385
                                   ============    ============    ============    ============

Class B:
Sold                                    391,494         399,606       1,661,244       2,074,035
Issued for distributions
  reinvested                             28,466          33,363         577,337           1,096
Redeemed                                (85,276)        (54,229)       (764,732)       (446,609)
                                   ------------    ------------    ------------    ------------
Net increase in Class B
  shares outstanding                    334,684         378,740       1,473,849       1,628,522
                                   ============    ============    ============    ============

** See Note 7.



-----------------------------------------------------------------------------------------------
                                                      BLUE CHIP                UTILITIES INCOME
                                   ----------------------------    ----------------------------
Year Ended September 30                    2000            1999**          2000            1999
-----------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment income (loss)       $ (2,723,743)   $   (365,687)   $  2,987,172    $  2,526,575
Net realized gain on
  investments                        79,889,248      33,613,424      14,594,336      12,567,447
Net unrealized appreciation
  of investments                     39,036,359      69,988,521      11,421,000       1,441,561
                                   ------------    ------------    ------------    ------------
Net increase in net assets
resulting from operations           116,201,864     103,236,258      29,002,508      16,535,583
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income -                      --        (317,918)     (2,518,375)     (2,228,985)
  Class A
Net investment income -
  Class B                                    --              --        (217,772)       (175,820)
Net realized gains - Class A        (28,734,713)    (12,371,853)    (10,974,670)     (6,073,957)
Net realized gains - Class B         (4,387,011)     (1,609,894)     (1,596,987)       (729,449)
                                   ------------    ------------    ------------    ------------
Total distributions                 (33,121,724)    (14,299,665)    (15,307,804)     (9,208,211)
                                   ------------    ------------    ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold           105,680,659      72,173,097      38,238,312      26,292,960
Value of shares issued for
  acquisition**                       5,461,057              --              --              --
Reinvestment of distributions        28,306,844      12,531,573      13,177,398       8,079,229
Cost of shares redeemed             (68,401,598)    (60,742,794)    (20,994,959)    (18,524,492)
                                   ------------    ------------    ------------    ------------
                                     71,046,962      23,961,876      30,420,751      15,847,697
                                   ------------    ------------    ------------    ------------

Class B:
Proceeds from shares sold            30,352,212      18,332,130      10,823,942       7,033,105
Reinvestment of distributions         4,357,087       1,601,695       1,802,846         899,497
Cost of shares redeemed             (10,048,055)     (6,583,849)     (2,839,316)     (2,232,696)
                                   ------------    ------------    ------------    ------------
                                     24,661,244      13,349,976       9,787,472       5,699,906
                                   ------------    ------------    ------------    ------------
Net increase from share
transactions                         95,708,206      37,311,852      40,208,223      21,547,603
                                   ------------    ------------    ------------    ------------
Net increase in net assets          178,788,346     126,248,445      53,902,927      28,874,975

Net Assets
Beginning of year                   541,158,950     414,910,505     165,695,602     136,820,627
                                   ------------    ------------    ------------    ------------
End of year+                       $719,947,296    $541,158,950    $219,598,529    $165,695,602
                                   ============    ============    ============    ============

+Includes undistributed net
 investment income of              $         --    $         --    $  1,021,206    $    770,181
                                   ============    ============    ============    ============

*Shares Issued and Redeemed

Class A:
Sold                                  3,441,083       2,714,307       4,451,032       3,318,123
Issued for acquisition**                175,328              --              --              --
Issued for distributions
  reinvested                          1,046,077         536,723       1,653,404       1,076,259
Redeemed                             (2,229,628)     (2,292,893)     (2,454,782)     (2,340,185)
                                   ------------    ------------    ------------    ------------
Net increase in Class A
shares outstanding                    2,432,860         958,137       3,649,654       2,054,197
                                   ============    ============    ============    ============

Class B:
Sold                                  1,011,970         701,312       1,271,775         899,686
Issued for distributions
  reinvested                            164,605          69,604         230,286         121,706
Redeemed                               (334,235)       (252,535)       (334,952)       (284,771)
                                   ------------    ------------    ------------    ------------
Net increase in Class B
  shares outstanding                    842,340         518,381       1,167,109         736,621
                                   ============    ============    ============    ============


See notes to financial statements



Statement of Changes in Net Assets (continued)

FIRST INVESTORS

-----------------------------------------------------------------------------------------------
                                            MID-CAP OPPORTUNITY              SPECIAL SITUATIONS
                                   ----------------------------    ----------------------------
Year Ended September 30                    2000            1999            2000            1999
-----------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment loss                $   (634,428)   $   (385,659)   $ (1,951,133)   $ (2,108,706)
Net realized gain (loss)
  on investments and
  foreign currency transactions       9,859,101       8,318,436      48,854,825      15,641,687
Net unrealized appreciation
  of investments
  and foreign currency
  transactions                       19,748,419       7,655,565      42,169,390      39,320,820
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
  in net assets resulting
  from operations                    28,973,092      15,588,342      89,073,082      52,853,801
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income -
  Class A                                    --              --              --              --
Net investment income -
  Class B                                    --              --              --              --
Net realized gains - Class A         (5,540,009)             --      (9,565,666)             --
Net realized gains - Class B           (857,520)             --      (1,053,619)             --
                                   ------------    ------------    ------------    ------------
Total distributions                  (6,397,529)             --     (10,619,285)             --
                                   ------------    ------------    ------------    ------------
Share Transactions *
Class A:
Proceeds from shares sold            54,175,588      12,420,250      40,481,697      25,887,175
Reinvestment of distributions         5,447,314              --       9,200,880              --
Cost of shares redeemed              (8,135,974)     (6,972,115)    (30,578,125)    (48,042,333)
                                   ------------    ------------    ------------    ------------
                                     51,486,928       5,448,135      19,104,452     (22,155,158)
                                   ------------    ------------    ------------    ------------

Class B:
Proceeds from shares sold            13,466,046       2,257,965       8,402,061       4,785,997
Reinvestment of distributions           857,486              --       1,051,189              --
Cost of shares redeemed              (1,218,418)       (841,719)     (3,018,874)     (5,042,300)
                                   ------------    ------------    ------------    ------------
                                     13,105,114       1,416,246       6,434,376        (256,303)
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                   64,592,042       6,864,381      25,538,828     (22,411,461)
                                   ------------    ------------    ------------    ------------
Net increase in net assets           87,167,605      22,452,723     103,992,625      30,442,340

Net Assets
Beginning of year                    57,018,952      34,566,229     205,628,820     175,186,480
                                   ------------    ------------    ------------    ------------
End of year+                       $144,186,557     $57,018,952    $309,621,445    $205,628,820
                                   ============    ============    ============    ============

+Includes undistributed net
 investment income of              $         --    $         --    $         --    $         --
                                   ============    ============    ============    ============

*Shares Issued and Redeemed

Class A:
Sold                                  2,219,012         630,256       1,409,813       1,222,125
Issued for distributions
  reinvested                            274,701              --         397,446              --
Redeemed                               (336,390)       (364,219)     (1,084,025)     (2,243,476)
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class A shares
  outstanding                         2,157,323         266,037         723,234      (1,021,351)
                                   ============    ============    ============    ============

Class B:
Sold                                    572,283         116,697         304,498         231,857
Issued for distributions
  reinvested                             44,848              --          47,139              --
Redeemed                                (52,235)        (44,116)       (111,884)       (242,807)
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class B shares
  outstanding                           564,896          72,581         239,753         (10,950)
                                   ============    ============    ============    ============

** From March 22, 1999 (commencement of operations) to September 30, 1999.



-----------------------------------------------------------------------------------------------
                                                 FOCUSED EQUITY                          GLOBAL
                                   ----------------------------    ----------------------------
Year Ended September 30                    2000            1999**          2000            1999
-----------------------------------------------------------------------------------------------
Increase (Decrease) in
Net Assets From Operations
Net investment loss                $   (834,488)   $   (293,194)   $ (1,155,806)   $   (215,898)
Net realized gain (loss)
  on investments and
  foreign currency transactions      (9,857,538)          6,594      37,837,781      34,466,572
Net unrealized appreciation
  of investments
  and foreign currency
  transactions                        5,063,573       2,479,505       2,079,860      45,266,566
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
in net assets resulting
from operations                      (5,628,453)      2,192,905      38,761,835      79,517,240
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income -
  Class A                                    --              --              --        (122,828)
Net investment income -
  Class B                                    --              --              --              --
Net realized gains - Class A                 --              --     (34,617,824)     (3,199,287)
Net realized gains - Class B                 --              --      (2,037,163)       (150,049)
                                   ------------    ------------    ------------    ------------
Total distributions                          --              --     (36,654,987)     (3,472,164)
                                   ------------    ------------    ------------    ------------
Share Transactions *

Class A:
Proceeds from shares sold            30,990,117      58,525,759      40,079,950      23,895,185
Reinvestment of distributions                --              --      33,970,568       3,187,812
Cost of shares redeemed             (10,595,975)     (1,223,549)    (42,495,117)    (44,619,545)
                                   ------------    ------------    ------------    ------------
                                     20,394,142      57,302,210      31,555,401     (17,536,548)
                                   ------------    ------------    ------------    ------------

Class B:
Proceeds from shares sold             8,226,155      14,313,156       8,417,257       4,851,361
Reinvestment of distributions                --              --       2,024,307         149,378
Cost of shares redeemed              (3,539,700)       (494,783)     (2,239,228)     (2,406,293)
                                   ------------    ------------    ------------    ------------
                                      4,686,455      13,818,373       8,202,336       2,594,446
                                   ------------    ------------    ------------    ------------
Net increase (decrease) from
  share transactions                 25,080,597      71,120,583      39,757,737     (14,942,102)
                                   ------------    ------------    ------------    ------------
Net increase in net assets           19,452,144      73,313,488      41,864,585      61,102,974

Net Assets
Beginning of year                    73,313,488              --     334,306,526     273,203,552
                                   ------------    ------------    ------------    ------------
End of year+                       $ 92,765,632    $ 73,313,488    $376,171,111    $334,306,526
                                   ============    ============    ============    ============

+Includes undistributed net
 investment income of              $         --    $         --    $         --    $         --
                                   ============    ============    ============    ============

*Shares Issued and Redeemed

Class A:
Sold                                  2,746,919       5,551,442       4,732,039       3,141,881
Issued for distributions
  reinvested                                 --              --       4,481,605         462,757
Redeemed                               (947,341)       (112,550)     (5,040,204)     (5,877,187)
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class A shares
  outstanding                         1,799,578       5,438,892       4,173,440      (2,272,549)
                                   ============    ============    ============    ============

Class B:
Sold                                    733,241       1,349,781       1,028,013         649,918
Issued for distributions
  reinvested                                 --              --         276,167          22,262
Redeemed                               (316,332)        (45,791)       (274,771)       (326,673)
                                   ------------    ------------    ------------    ------------
Net increase (decrease)
  in Class B shares
  outstanding                           416,909       1,303,990       1,029,409         345,507
                                   ============    ============    ============    ============


See notes to financial statements



Notes to Financial Statements

1. Significant Accounting Policies--First Investors Total Return Fund, First Investors Blue Chip Fund and First Investors Special Situations Fund, each a series of First Investors Series Fund ("Series Fund"), a Massachusetts business trust; First Investors Growth & Income Fund, First Investors Utilities Income Fund, First Investors Mid-Cap Opportunity Fund and First Investors Focused Equity Fund, each a series of First Investors Series Fund II, Inc. ("Series Fund II"), a Maryland corporation; and First Investors Global Fund, Inc. ("Global Fund"), a Maryland corporation, are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies, with the exception of First Investors Focused Equity Fund, which is registered as a non-diversified series of an investment company. Each fund accounts separately for the assets, liabilities, and operations of the fund. Series Fund offers two additional series which are not included in this report. The objective of each Fund is as follows:

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Growth & Income Fund seeks long-term growth of capital and current income.

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Utilities Income Fund primarily seeks high current income and secondarily long-term capital appreciation.

Mid-Cap Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

Focused Equity Fund seeks capital appreciation.

Global Fund primarily seeks long-term capital growth and secondarily to earn a reasonable level of current income.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Boards of Directors/Trustees. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

C. Distributions to Shareholders--Dividends from net investment income, if any, of Total Return Fund, Growth & Income Fund, Blue Chip Fund and Utilities Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of Mid-Cap Opportunity Fund, Special Situations Fund, Focused Equity Fund and Global Fund are declared and paid annually. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund and Series Fund II are allocated among and charged to the assets of each Fund in the Series on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Repurchase Agreements--Securities pledged as collateral for repurchase agreements entered into by the Global Fund are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that Global Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by Global Fund.

F. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires



Notes to Financial Statements (continued)

management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translations--The accounting records of Global Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. For the year ended September 30, 2000, the Bank of New York, custodian for the Series Fund and Series Fund II, has provided total credits in the amount of $150,078 against custodian charges based on the uninvested cash balances of these Funds.

2. Purchases and Sales of Securities--For the year ended September 30, 2000, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:



                                                                          Long-Term U.S.
                                              Securities          Government Obligations
                            ----------------------------    ----------------------------
                                 Cost of        Proceeds         Cost of        Proceeds
Fund                           Purchases      from Sales       Purchases      from Sales
--------------------        ------------    ------------    ------------    ------------
Total Return                $125,042,175    $120,471,758     $18,608,679     $11,490,779
Growth & Income              780,632,362     748,998,817              --              --
Blue Chip                    801,937,240     785,733,322              --              --
Utilities Income             119,567,993      88,305,586              --              --
Mid-Cap Opportunity          210,726,175     162,938,865              --              --
Special Situations           382,105,563     401,496,016              --              --
Focused Equity               168,241,494     146,255,787              --              --
Global                       374,337,816     374,846,218              --              --


At September 30, 2000, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

                                                   Gross           Gross             Net
                               Aggregate      Unrealized      Unrealized      Unrealized
Fund                                Cost    Appreciation    Depreciation    Appreciation
--------------------        ------------    ------------    ------------    ------------
Total Return                $116,386,126    $ 22,577,007     $ 3,763,838    $ 18,813,169
Growth & Income              461,089,379     153,190,794      16,974,179     136,216,615
Blue Chip                    531,664,158     210,261,252      14,114,581     196,146,671
Utilities Income             180,397,523      51,495,359      13,667,359     37,828,000
Mid-Cap Opportunity          116,801,701      33,362,802       4,315,891     29,046,911
Special Situations           218,746,458      85,751,632       4,751,530     81,000,102
Focused Equity                84,761,192      10,182,023       3,455,265      6,726,758
Global                       301,153,871      93,865,522      20,430,923     73,434,599


3. Advisory Fee and Other Transactions With Affiliates-Certain officers and directors/trustees of the Funds are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2000, total directors/trustees fees accrued by the Funds amounted to $84,826.



Notes to Financial Statements (continued)

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Total Return, Blue Chip, Mid-Cap Opportunity and Special Situations Funds--1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has waived 25% of the 1% annual fee on the first $200 million of each Fund's average daily net assets for the year ended September 30, 2000.

Growth & Income, Utilities Income and Focused Equity Funds--.75% on the first $300 million of each Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million and .66% on average daily net assets over $750 million.

FIMCO, pursuant to an expense limitation agreement, reimbursed the Focused Equity Fund for organizational expenses and expenses incurred during the fiscal year ended September 30, 1999, to the extent necessary to limit the Focused Equity Fund's total expenses to 1.75% of the average daily net assets on the Class A shares and 2.45% of the average daily net assets on the Class B shares. FIMCO and the Focused Equity Fund have agreed that any expenses of the Focused Equity Fund reimbursed by FIMCO pursuant to this agreement shall be repaid to FIMCO by the Focused Equity Fund in the first, second, or third (or all) fiscal years following the year ended September 30, 1999, if the total expenses of the Focused Equity Fund for such year or years do not exceed 1.75% of the average daily net assets on Class A shares and 2.45% on the average daily net assets of Class B shares or any lower expense limitations to which FIMCO may otherwise agree. At September 30, 1999, the total organizational expenses and expenses incurred in excess of the above stated limitations was $98,991. This amount has been recaptured by FIMCO from the Focused Equity Fund during the year ended September 30, 2000, based on the parameters discussed above.

Global Fund--1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .91% on average daily net assets over $750 million.

For the year ended September 30, 2000, total advisory fees accrued to FIMCO by the Funds were $20,358,555 of which $1,559,651 was waived.

For the year ended September 30, 2000, FIC, as underwriter, received $16,553,968 in commissions from the sale of shares of the Funds, after allowing $42,632 to other dealers. Shareholder servicing costs included $3,344,497 in transfer agent fees accrued to ADM and $1,303,908 in IRA custodian fees accrued to FIFSB.



Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2000, total distribution plan fees accrued to FIC by the funds amounted to $9,408,544.

Wellington Management Company, LLP ("Wellington") serves as investment subadviser to Global Fund. Arnhold and S. Bleichroeder, Inc. serves as investment subadviser to Focused Equity Fund. The subadvisers are paid by FIMCO and not by the Funds.

4. Forward Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When Global Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Global Fund had the following forward currency contracts outstanding at September 30, 2000:

Contracts to Buy                                                     Unrealized
Foreign Currency                In Exchange for  Settlement Date     Gain (Loss)
------------------------------  ---------------  ---------------  -------------
    455,999  British Pounds      U.S.$  662,403         10/2/00    U.S. $11,792
    749,342  British Pounds           1,095,876         10/4/00          12,027
    193,174  British Pounds             282,624         10/5/00           2,985
                                   ------------                   -------------
                                     $2,040,903                         $26,804
                                   ============                   =============


Contracts to Sell                                                    Unrealized
Foreign Currency                In Exchange for  Settlement Date     Gain (Loss)
------------------------------  ---------------  ---------------  -------------
  2,975,142  Euro               U.S. $2,627,437         10/2/00    U.S. $ 1,873
 10,037,894  Japanese Yen                93,551         10/2/00             659
    332,967  Euro                       293,760         10/3/00             (83)
 12,853,659  Japanese Yen               119,364         10/3/00             414
  3,574,534  Swedish Krona              367,925         10/3/00          (3,147)
                                   ------------                   -------------
                                     $3,502,037                           ($284)
                                   ============                   -------------
Unrealized Gain on Forward Currency Contracts                           $26,520
                                                                  =============




Notes to Financial Statements (continued)

5. Capital--Each Fund sells two classes of shares, Class A and B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Series Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares. Of the 100,000,000 shares originally designated to each Fund, Series Fund II has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B for each Fund. Of the 100,000,000 Global Fund shares originally authorized, the Fund has designated 65,000,000 shares as Class A and 35,000,000 shares as Class B.

6. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be sold to qualified institutional investors. At September 30, 2000, Growth & Income Fund held two 144A securities with an aggregate value of $1,692,812 representing .3% of the Fund's net assets. These securities are valued as set forth in Note 1A.

7. Reorganization--On March 14, 2000, the First Investors Blue Chip Fund ("Blue Chip Fund") acquired all of the net assets of the Executive Investors Blue Chip Fund ("Executive Blue Chip Fund") in connection with a tax-free reorganization that was approved by the Executive Blue Chip shareholders. The Blue Chip Fund issued 175,328 Class A shares to the Executive Blue Chip Fund in connection with the reorganization. In return, it received net assets of $5,461,057 from the Executive Blue Chip Fund (which included $2,090,588 in unrealized appreciation). The Blue Chip Fund's shares were issued at their current net asset values as of the date of reorganization. The aggregate net assets of the Blue Chip Fund Class A shares and Executive Blue Chip Fund immediately before the acquisition were $593,084,824 consisting of Blue Chip Fund $587,623,767 and Executive Blue Chip Fund $5,461,057, respectively.



This page intentionally left blank.



Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
-----------------
Class A
-------
1995(h)                       $10.89        $ .39           $2.50        $2.89        $ .37        $ .44           $ .81
1996(h)                        12.97          .39             .97         1.36          .41         1.12            1.53
1997(h)                        12.80          .26            2.04         2.30          .28         1.08            1.36
1998(a)                        13.74          .23             .43          .66          .13           --             .13
1999(f)                        14.27          .29            1.26         1.55          .30         1.18            1.48
2000(f)                        14.34          .31            2.29         2.60          .27          .40             .67


Class B
-------
1995(b)                        10.90          .25            2.54         2.79          .33          .44             .77
1996(h)                        12.92          .32             .94         1.26          .34         1.12            1.46
1997(h)                        12.72          .21            1.97         2.18          .19         1.08            1.27
1998(a)                        13.63          .17             .41          .58          .08           --             .08
1999(f)                        14.13          .21            1.22         1.43          .21         1.18            1.39
2000(f)                        14.17          .21            2.24         2.45          .17          .40             .57
-----------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
--------------------
Class A
-------
1995(d)                        $6.69        $ .16           $1.13        $1.29        $ .17        $  --           $ .17
1996(d)                         7.81          .10            1.60         1.70          .12           --             .12
1997(d)                         9.39          .06            2.36         2.42          .06          .16             .22
1998(c)                        11.59          .05             .97         1.02          .03          .27             .30
1999(f)                        12.31          .04            2.88         2.92          .05           --             .05
2000(f)                        15.18          .01            2.98         2.99          .01         1.55            1.56

Class B
-------
1995(e)                         6.43          .08            1.38         1.46          .11           --             .11
1996(d)                         7.78          .07            1.55         1.62          .07           --             .07
1997(d)                         9.33           --            2.32         2.32          .01          .16             .17
1998(c)                        11.48         (.01)            .94          .93           --          .27             .27
1999(f)                        12.14         (.04)           2.80         2.76           --           --              --
2000(f)                        14.90         (.08)           2.90         2.82           --         1.55            1.55
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
-----------------
Class A
-------
1995(h)                      $12.97      26.71              $ 55      1.58        3.08         1.83        2.83        135
1996(h)                       12.80      10.62                57      1.53        2.93         1.78        2.68        146
1997(h)                       13.74      18.08                67      1.49        1.94         1.74        1.69        149
1998(a)                       14.27       4.76                73      1.42+       2.15+        1.65+       1.92+       111
1999(f)                       14.34      11.50                92      1.40        2.08         1.63        1.85        127
2000(f)                       16.27      18.67               120      1.33        2.00         1.58        1.75        118

Class B
-------
1995(b)                       12.92      25.74                .3      2.41+       2.24+        2.67+       1.98+       135
1996(h)                       12.72       9.86                 1      2.32        2.14         2.49        1.97        146
1997(h)                       13.63      17.24                 3      2.19        1.24         2.44         .99        149
1998(a)                       14.13       4.25                 4      2.12+       1.45+        2.35+       1.22+       111
1999(f)                       14.17      10.72                 9      2.10        1.38         2.33        1.15        127
2000(f)                       16.05      17.79                16      2.03        1.30         2.28        1.05        118
-----------------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME FUND
--------------------
Class A
-------
1995(d)                       $7.81      19.51              $ 63       .98        2.34         1.59        1.74         19
1996(d)                        9.39      21.82               112      1.31        1.20         1.49        1.02         25
1997(d)                       11.59      26.20               194      1.39         .55         1.43         .51         28
1998(c)                       12.31       8.84               258      1.39+        .47+        N/A         N/A          36
1999(f)                       15.18      23.75               378      1.36         .29         N/A         N/A         112
2000(f)                       16.61      21.31               494      1.28         .05         N/A         N/A         142

Class B
-------
1995(e)                        7.78      22.73                 4      1.90+       2.23+        2.61+       1.52+        19
1996(d)                        9.33      20.92                12      2.03         .48         2.19         .31         25
1997(d)                       11.48      25.23                27      2.09        (.15)        2.13        (.19)        28
1998(c)                       12.14       8.19                43      2.09+       (.23)+       N/A         N/A          36
1999(f)                       14.90      22.77                77      2.06        (.41)        N/A         N/A         112
2000(f)                       16.17      20.49               107      1.98        (.65)        N/A         N/A         142
-----------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP FUND
--------------
Class A
-------
1995(h)                       $13.46        $ .19           $4.37        $4.56        $ .20        $ .60           $ .80
1996(h)                        17.22          .14            3.39         3.53          .17         1.11            1.28
1997(h)                        19.47          .09            4.98         5.07          .08         1.62            1.70
1998(a)                        22.84          .04            (.39)        (.35)         .03           --             .03
1999(f)                        22.46           --            5.46         5.46          .02          .75             .77
2000(f)                        27.15         (.09)           5.68         5.59           --         1.65            1.65

Class B
-------
1995(b)                        13.51          .10            4.31         4.41          .16          .60             .76
1996(h)                        17.16          .06            3.32         3.38          .06         1.11            1.17
1997(h)                        19.37         (.03)           4.91         4.88           --         1.62            1.62
1998(a)                        22.63         (.06)           (.42)        (.48)          --           --              --
1999(f)                        22.15         (.14)           5.35         5.21           --          .75             .75
2000(f)                        26.61         (.25)           5.50         5.25           --         1.65            1.65
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
Class A
-------
1995(d)                        $5.08        $ .23           $ .83        $1.06        $ .24         $ --           $ .24
1996(d)                         5.90          .21             .52          .73          .22           --             .22
1997(d)                         6.41          .20             .61          .81          .19           --             .19
1998(c)                         7.03          .14             .96         1.10          .14          .37             .51
1999(f)                         7.62          .13             .74          .87          .13          .37             .50
2000(f)                         7.99          .13            1.21         1.34          .13          .60             .73

Class B
-------
1995(e)                         4.95          .14             .93         1.07          .16           --             .16
1996(d)                         5.86          .18             .49          .67          .18           --             .18
1997(d)                         6.35          .15             .61          .76          .15           --             .15
1998(c)                         6.96          .10             .94         1.04          .10          .37             .47
1999(f)                         7.53          .08             .72          .80          .08          .37             .45
2000(f)                         7.88          .08            1.18         1.26          .07          .60             .67
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------

BLUE CHIP FUND
--------------
Class A
-------
1995(h)                       $17.22     34.01              $170      1.49        1.23         1.74         .98         25
1996(h)                        19.47     20.55               240      1.44         .78         1.67         .55         45
1997(h)                        22.84     26.05               351      1.39         .40         1.64         .15         63
1998(a)                        22.46     (1.55)              368      1.37+        .23+        1.47+        .13+        71
1999(f)                        27.15     24.88               471      1.32         .01         1.41        (.08)        97
2000(f)                        31.09     21.49               615      1.27        (.31)        1.34        (.38)       125

Class B
-------
1995(b)                        17.16     32.76                 5      2.20+        .52+        2.46+        .26+        25
1996(h)                        19.37     19.71                17      2.22          --         2.37        (.16)        45
1997(h)                        22.63     25.19                37      2.09        (.30)        2.34        (.55)        63
1998(a)                        22.15     (2.12)               47      2.07+       (.47)+       2.17+       (.57)+       71
1999(f)                        26.61     24.07                70      2.02        (.69)        2.11        (.78)        97
2000(f)                        30.21     20.60               105      1.97       (1.01)        2.04       (1.08)       125
-----------------------------------------------------------------------------------------------------------------------------
UTILITIES INCOME FUND
---------------------
Class A
-------
1995(d)                        $5.90     21.35              $ 84      1.04        4.37         1.57        3.84         16
1996(d)                         6.41     12.45               104      1.20        3.49         1.49        3.19         38
1997(d)                         7.03     12.86               102      1.40        2.98         1.48        2.90         60
1998(c)                         7.62     16.05               123      1.43+       2.10+        N/A         N/A          83
1999(f)                         7.99     11.99               145      1.37        1.69         N/A         N/A          65
2000(f)                         8.60     17.58               187      1.31        1.57         N/A         N/A          46

Class B
-------
1995(e)                         5.86     21.99                 3      1.82+       4.93+        2.53+       4.21+        16
1996(d)                         6.35     11.61                 8      1.91        2.77         2.28        2.40         38
1997(d)                         6.96     12.08                 9      2.10        2.28         2.18        2.20         60
1998(c)                         7.53     15.38                14      2.13+       1.40+        N/A         N/A          83
1999(f)                         7.88     11.13                21      2.07         .99         N/A         N/A          65
2000(f)                         8.47     16.77                32      2.01         .87         N/A         N/A          46
-----------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
------------------------
Class A
-------
1995(d)                       $11.78        $ .08           $2.80        $2.88        $ .08        $  --           $ .08
1996(d)                        14.58          .04            1.57         1.61          .06          .84             .90
1997(d)                        15.29         (.03)           4.02         3.99          .04          .68             .72
1998(c)                        18.56         (.03)          (2.82)       (2.85)          --         1.18            1.18
1999(f)                        14.53         (.13)           6.62         6.49           --           --              --
2000(f)                        21.02         (.10)           8.02         7.92           --         2.28            2.28

Class B
-------
1995(e)                        12.03         (.01)           2.49         2.48           --           --              --
1996(d)                        14.51          .01            1.47         1.48          .05          .84             .89
1997(d)                        15.10         (.08)           3.89         3.81           --          .68             .68
1998(c)                        18.23         (.12)          (2.76)       (2.88)          --         1.18            1.18
1999(f)                        14.17         (.23)           6.41         6.18           --           --              --
2000(f)                        20.35         (.20)           7.67         7.47           --         2.28            2.28
-----------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
-----------------------
Class A
-------
1995(h)                       $16.43        $(.01)          $3.94        $3.93         $ --        $ .73           $ .73
1996(h)                        19.63         (.01)           2.28         2.27           --         1.17            1.17
1997(h)                        20.73         (.09)           3.44         3.35           --         1.90            1.90
1998(a)                        22.18         (.05)          (4.30)       (4.35)          --           --              --
1999(f)                        17.83         (.22)           5.79         5.57           --           --              --
2000(f)                        23.40         (.18)           9.81         9.63           --         1.21            1.21

Class B
-------
1995(b)                        16.40         (.01)           3.85         3.84           --          .73             .73
1996(h)                        19.51         (.14)           2.25         2.11           --         1.17            1.17
1997(h)                        20.45         (.15)           3.29         3.14           --         1.90            1.90
1998(a)                        21.69         (.13)          (4.22)       (4.35)          --           --              --
1999(f)                        17.34         (.36)           5.64         5.28           --           --              --
2000(f)                        22.62         (.33)           9.38         9.05           --         1.21            1.21
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------

MID-CAP OPPORTUNITY FUND
------------------------
Class A
-------
1995(d)                       $14.58     24.59              $  9      1.34         .48         2.36        (.55)       106
1996(d)                        15.29     11.64                14      1.57         .36         2.15        (.21)       118
1997(d)                        18.56     27.09                26      1.50        (.21)        1.94        (.65)        90
1998(c)                        14.53    (16.42)               30      1.50+       (.25)+       1.89+       (.64)+      102
1999(f)                        21.02     44.67                50      1.50        (.69)        1.77        (.96)       171
2000(f)                        26.66     41.41               120      1.42        (.52)        1.67        (.77)       180

Class B
-------
1995(e)                        14.51     20.62                .3      2.29+       (.03)+       3.79+      (1.53)+      106
1996(d)                        15.10     10.80                 1      2.30        (.37)        3.03       (1.10)       118
1997(d)                        18.23     26.17                 3      2.20        (.91)        2.64       (1.35)        90
1998(c)                        14.17    (16.91)                4      2.20+       (.95)+       2.59+      (1.34)+      102
1999(f)                        20.35     43.61                 7      2.20       (1.39)        2.47       (1.66)       171
2000(f)                        25.54     40.46                24      2.12       (1.22)        2.37       (1.47)       180
-----------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS FUND
-----------------------
Class A
-------
1995(h)                       $19.63     23.92              $125      1.60        (.08)        1.85        (.33)        80
1996(h)                        20.73     11.56               158      1.59        (.13)        1.84        (.38)        99
1997(h)                        22.18     16.15               194      1.53        (.45)        1.78        (.70)        84
1998(a)                        17.83    (19.61)              160      1.53+       (.32)+       1.75+       (.54)+       70
1999(f)                        23.40     31.24               186      1.53        (.97)        1.76       (1.20)       132
2000(f)                        31.82     43.07               276      1.41        (.68)        1.60        (.87)       161

Class B
-------
1995(b)                        19.51     23.42                 5      2.33+       (.81)+       2.59+      (1.07)+       80
1996(h)                        20.45     10.81                10      2.38        (.92)        2.55       (1.09)        99
1997(h)                        21.69     15.34                17      2.23       (1.15)        2.48       (1.40)        84
1998(a)                        17.34    (20.06)               15      2.23+      (1.02)+       2.45+      (1.24)+       70
1999(f)                        22.62     30.45                20      2.23       (1.67)        2.46       (1.90)       132
2000(f)                        30.46     41.94                34      2.11       (1.38)        2.30       (1.57)       161
-----------------------------------------------------------------------------------------------------------------------------




Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------------------------------
                                                      PER SHARE DATA
                        -----------------------------------------------------------------------------------------------------
                                         Income from Investment Operations       Less Distributions from
                                     -----------------------------------------  ------------------------
                                                              Net
                           Net Asset          Net    Realized and
                              Value,   Investment      Unrealized   Total from          Net          Net
                           Beginning       Income  Gain (Loss) on   Investment   Investment     Realized           Total
                           of Period       (Loss)     Investments   Operations       Income         Gain   Distributions
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
Class A
-------
1999(g)                       $10.00        $(.04)          $ .92        $ .88        $  --        $  --           $  --
2000(f)                        10.88         (.08)           (.42)        (.50)          --           --              --

Class B
-------
1999(g)                        10.00         (.06)            .90          .84           --           --              --
2000(f)                        10.84         (.15)           (.43)        (.58)          --           --              --
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
-----------
Class A
-------
1995(h)                        $5.84        $ .03           $1.01        $1.04        $ .04        $ .27           $ .31
1996(h)                         6.57          .04             .91          .95          .04          .89             .93
1997(h)                         6.59          .03             .50          .53          .03          .68             .71
1998(a)                         6.41          .01            (.09)        (.08)          --           --              --
1999(f)                         6.33           --            1.86         1.86           --          .08             .08
2000(f)                         8.11         (.02)            .91          .89           --          .89             .89

Class B
-------
1995(b)                         5.76          .03            1.05         1.08          .03          .27             .30
1996(h)                         6.54         (.01)            .88          .87          .02          .88             .90
1997(h)                         6.51         (.01)            .49          .48           --          .68             .68
1998(a)                         6.31         (.03)           (.09)        (.12)          --           --              --
1999(f)                         6.19         (.04)           1.81         1.77           --          .08             .08
2000(f)                         7.88         (.07)            .88          .81           --          .89             .89
-----------------------------------------------------------------------------------------------------------------------------

  + Annualized
 ++ Net of expenses waived or assumed by the investment adviser (Note 3).
  * Calculated without sales charges.
(a) For the period January 1, 1998 to September 30, 1998.
(b) For the period January 12, 1995 (date Class B shares first offered) to December 31, 1995.
(c) For the period November 1, 1997 to September 30, 1998.
(d) For the fiscal year ended October 31.
(e) For the period January 12, 1995 (date Class B shares first offered) to October 31, 1995.
(f) For the fiscal year ended September 30.
(g) For the period March 22, 1999 (commencement of operations) to September 30, 1999.
(h) For the calendar year ended December 31.

See notes to financial statements



-----------------------------------------------------------------------------------------------------------------------------
                                                                       RATIOS/SUPPLEMENTAL DATA
-----------------------------------     -------------------------------------------------------------------------------------
                                                                                          Ratio to Average Net
                                                                  Ratio to Average Net   Assets Before Expenses
                                                                        Assets++           Waived or Assumed
                                                                  --------------------  -----------------------
                                                                                   Net                      Net
                          Net Asset                                         Investment               Investment  Portfolio
                              Value,     Total        Net Assets                Income                   Income   Turnover
                             End of     Return*    End of Period  Expenses      (Loss)     Expenses      (Loss)       Rate
                             Period        (%)     (in millions)       (%)         (%)          (%)         (%)        (%)
-----------------------------------------------------------------------------------------------------------------------------

FOCUSED EQUITY FUND
-------------------
Class A
-------
1999(g)                       $10.88      8.80              $ 59      1.75+       (.93)+       1.90+      (1.08)+       57
2000(f)                        10.38     (4.60)               75      1.62        (.76)        1.52        (.66)       178

Class B
-------
1999(g)                        10.84      8.40                14      2.45+      (1.63)+       2.60+      (1.78)+       57
2000(f)                        10.26     (5.35)               18      2.32       (1.46)        2.22       (1.36)       178
-----------------------------------------------------------------------------------------------------------------------------
GLOBAL FUND
-----------
Class A
-------
1995(h)                        $6.57     17.83              $228      1.83         .55         N/A          N/A         47
1996(h)                         6.59     14.43               263      1.83         .50         N/A          N/A         73
1997(h)                         6.41      7.98               277      1.82         .41         N/A          N/A         70
1998(a)                         6.33     (1.25)              261      1.82+        .12+        N/A          N/A         82
1999(f)                         8.11     29.63               316      1.72        (.03)        N/A          N/A         92
2000(f)                         8.11     11.73               350      1.65        (.26)        N/A          N/A        102

Class B
-------
1995(b)                         6.54     18.80                 1      2.56+       (.19)+       N/A          N/A         47
1996(h)                         6.51     13.33                 5      2.54        (.21)        N/A          N/A         73
1997(h)                         6.31      7.36                10      2.52        (.29)        N/A          N/A         70
1998(a)                         6.19     (1.90)               12      2.52+       (.58)+       N/A          N/A         82
1999(f)                         7.88     28.78                18      2.42        (.73)        N/A          N/A         92
2000(f)                         7.80     10.99                26      2.35        (.96)        N/A          N/A        102
-----------------------------------------------------------------------------------------------------------------------------




Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Series Fund
First Investors Series Fund II, Inc.
First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments, of the Blue Chip Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Series Fund), the Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund (each a series of First Investors Series Fund II, Inc.), and First Investors Global Fund, Inc. as of September 30, 2000, the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Fund, Special Situations Fund, Total Return Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund, and Global Fund at September 30, 2000, and the results of their operations for the year then ended, changes in their net assets and their financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
October 31, 2000



FIRST INVESTORS EQUITY FUNDS

Directors/Trustees
------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth


Officers
--------
Glenn O. Head
President

Dennis T. Fitzpatrick
Vice President

Nancy W. Jones
Vice President

Patricia D. Poitra
Vice President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary



NOTES



NOTES



FIRST INVESTORS EQUITY FUNDS

Shareholder Information
-----------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (Focused Equity Fund only)
Arnhold and S. Bleichroeder, Inc.
1345 Avenue of the Americas
New York, NY 10105

Subadviser (Global Fund only)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (Global Fund only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus.